Investor Day Presentation December 2025 Broadstone Net Lease, Inc. | NYSE: BNL Redefining What’s Possible in Net Lease United Natural Foods (UNFI) Sarasota, FL

2 BNL Investor Day | December 2025 Disclaimers CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies, and prospects, both business and financial. Such forward- looking statements can generally be identified by our use of forward-looking terminology such as “outlook,” “potential,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “expects,” “intends,” “anticipates,” “estimates,” “plans,” “would be,” “believes,” “continues,” or the negative version of these words or other comparable words. Forward-looking statements, including our 2025 and 2026 guidance, involve known and unknown risks and uncertainties, which may cause BNL’s actual future results to differ materially from expected results, including, without limitation, general econ omic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, property acquisitions, and the timing and uncertainty of completing these acquisitions, potential delays and disruptions with respect to ongoing or planned development projects, and uncertainties regarding future distributions to our stockholders. These and other risks, assumptions, and uncertainties are described in Item 1A “Risk Facto rs” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 20, 2025, and Item 1A “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 1, 2025, which you are encouraged to read, and are available on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date they are made. The Company assumes no obligation to, and does not current ly intend to, update any forward- looking statements after the date of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise. TRADEMARK DISCLAIMER This document contains references to copyrights, trademarks, trade names, and service marks that belong to other companies. Broadstone Net Lease is not affiliated or associated with, and is not endorsed by and does not endorse, such companies or their products or services. NON-GAAP FINANCIAL INFORMATION This presentation contains certain financial information that is not presented in conformity with accounting principles gener ally accepted in the United States of America (GAAP), including funds from operations (“FFO”), core funds from operations (“Core FFO”), adjusted funds from operations (“AFFO”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA further adjusted to exclude gains (losses) on sales of depr eciable property and provisions for impairment on investments in real estate (“EBITDAre”), Adjusted EBITDAre, Annualized Adjusted EBITDAre and Net Debt. We believe the use of FFO, Core FFO, and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. We believe that EBITDA provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We believe that the presentation of Net Debt to Annualized Adjusted EBITDAre is a useful measure of our ability to repay debt and a relative meas ure of leverage and is used in communications with our lenders and rating agencies regarding our credit rating. Such non-GAAP measures should not be considered in isolation or as an indicator of the Company's performance. Furthermore, they should not be seen as a substitute for metrics prepared in accordan ce with GAAP. Reconciliations of these measures to their most directly comparable GAAP measures for the periods that are presented in this presentation can be found in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Non-GAAP Measures” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 20, 2025.

Welcome & Opening Remarks Speakers: Brent Maedl Time: 1:00 – 1:05 p.m. Sierra Nevada BTS Dayton, OH

# **Investor Day Agenda** | Redefining What's Possible in Net Lease

| Time | Session | Speaker(s) |
| --- | --- | --- |
| 12:00 – 1:00 p.m. | **Networking Lunch & Check-in** | |
| 1:00 – 1:05 p.m. | **Welcome and Opening Remarks** | Brent Maedl \| Director, Corporate Finance & Investor Relations |
| 1:05 – 1:25 p.m. | **CEO Remarks** | John Moragne \| CEO |
| 1:25 – 1:50 p.m. | Core Building Block of Growth: **In-Place Portfolio** | Ryan Albano \| President & COO<br>Mike Caruso \| SVP, Underwriting & Strategy<br>Will Garner \| SVP, Acquisitions |
| 1:50 – 2:30 p.m. | Core Building Block of Growth: **Acquisitions** | Ryan Albano<br>Will Garner<br>Ryan Rahaeuser \| VP, Retail Acquisitions<br>Mike Caruso |
| 2:30 – 2:40 p.m. | **Break** | |
| 2:40 – 3:10 p.m. | Panel Discussion: **Build-to-Suit Development** | Brian Osterloh \| ARCO Design/Build \| Executive Vice President<br>Elizabeth Holder \| JLL \| Senior Research Analyst<br>Nick Sansone \| Sansone Group \| Principal<br>Moderator: Ryan Salem \| KeyBanc Capital Markets \| Managing Director |
| 3:10 – 4:10 p.m. | Core Building Block of Growth: **Build-to-Suit Development** | Ryan Albano<br>Will Garner<br>Sam DeLemos \| VP, Build-to-Suit Development |
| 4:10 – 4:30 p.m. | **2026 Guidance & Framework** | John Moragne, Ryan Albano, Kevin Fennell \| CFO |
| 4:30 – 5:00 p.m. | **Q&A**<br>**Closing Remarks** | John Moragne, Ryan Albano, Kevin Fennell |

4

**BNL Investor Day** | December 2025

5 BNL Investor Day | December 2025 John Moragne Chief Executive Officer & Director Tenure: ~10 years Ryan Albano Chief Operating Officer & President Tenure: ~12 years Kevin Fennell Executive Vice President, Chief Financial Officer & Treasurer Tenure: ~7 years John Callan Senior Vice President, General Counsel & Secretary Tenure: ~8 years Mike Caruso Senior Vice President, Underwriting & Strategy Tenure: ~10 years Will Garner Senior Vice President, Acquisitions Tenure: ~7 years Jennie O’Brien Senior Vice President, Chief Accounting Officer Tenure: ~11 years Molly Kelly Wiegel Senior Vice President, Human Resources & Administration Tenure: ~13 years Broadstone’s Senior Leadership Team Our cycle-tested management team leverages deep expertise and relationships to drive long-term sustainable growth

# Broadstone's Board of Directors

*A highly-respected and high-performing board comprised of seasoned executives with deep expertise and experience in real estate, publicly-traded REITs, and the industries we serve.*



**Laurie A. Hawkes**
Chairman (Independent)

Board member since 2016

Former President, U.S. Realty Advisors and co-founder and former director, President & COO, American Residential Properties, Inc. (NYSE: ARPI)



**John D. Moragne**
Chief Executive Officer and Director

Board member since 2023



**Michael A. Coke**
Director (Independent)

Board member since 2021

President & Co-founder, Terreno Realty Corp. (NYSE: TRNO)



**Jessica Duran**
Director (Independent)

Board member since 2023

Managing Director & CFO, TSG Consumer Partners



**Laura Felice**
Director (Independent)

Board member since 2023

Executive Vice President & CFO, BJ's Wholesale Club Holdings, Inc. (NYSE: BJ)



**Richard Imperiale**
Director (Independent)

Board member since 2025

Founding member & Chief Investment Officer, Uniplan Investment Council, Inc. and portfolio manager, Uniplan REIT Strategy



**David M. Jacobstein**
Director (Independent)

Board member since 2013

Former President & COO, Developers Diversified Realty Corp. now known as SITE Centers (NYSE: SITC)



**Joseph Saffire**
Director (Independent)

Board member since 2025

Former CEO and director, Life Storage, now merged into Extra Space Storage, Inc. (NYSE: EXR)



**James H. Watters**
Director (Independent)

Board member since 2007

Senior Vice President and Treasurer, Finance and Administration, Rochester Institute of Technology (RIT)

Data as of September 30, 2025

## Tenure


10+ years
22%
3-10 years
22%
0-3 years
56%

Average tenure: 5.9 years

### Key Governance Highlights

- 8 of 9 directors are independent
- Chairman is an independent non-executive director
- Board is not classified
- Board and each of its standing committees conduct an annual self-evaluation
- Robust minimum stock ownership requirement for directors
- Opted out of MUTA

6

**BNL Investor Day** | December 2025

7 BNL Investor Day | December 2025 Partners Joining Us Today Relationships are at the core of our business and foundational to who we are – We pride ourselves on being a trusted partner. Nicholas Sansone Partner Sansone Group Elizabeth Holder Senior Research Analyst U.S. Industrial and Logistics JLL Brian Osterloh Executive Vice President ARCO Design / Build Ryan Salem Managing Director KeyBanc Capital Markets Panelists Moderator

CEO Remarks No Question Left Unanswered Speakers: John Moragne Time: 1:05 – 1:25 p.m. OUR MISSION To bring real estate to life and drive value through a relationship-based and innovative approach to net lease investing.

9 BNL Investor Day | December 2025 Why Are We Here Today? Provide an opportunity to meet and hear from members of the broader team, as well as several of our strategic partners Provide a definitive response to all outstanding questions regarding our performance since the executive management transition in 2023 Demonstrate the foundation laid for continued growth in 2026 and beyond Present a deep dive on our differentiated approach to net lease investing

10 BNL Investor Day | December 2025 No Question Left Unanswered | Current Management Team’s Accomplishments Source: market data as of November 25, 2025, since January 1, 2023 1 Optimized organizational structure to further drive collaboration, operational efficiencies, and top-tier results ▪ Organizational restructuring in 2023 positioned BNL for success both in today’s dynamic environment and for years to come ▪ Operating model enhances collaboration across the organization through a data-driven decision-making process ▪ Continue to scale over expense base and have effectively managed core general & administrative expenses since the reorganizat ion Repositioned portfolio through a strategic wind-down of the clinical healthcare segment while continuing to grow earnings ▪ Reduced clinical healthcare exposure to 2.4% since announcing the healthcare simplification strategy at the beginning of 2024 ▪ Successfully sold 57 clinical healthcare assets for total proceeds of $352mm in 2024 ▪ Grew AFFO per share by 1.4% in 2024, a rarity for a REIT undertaking a portfolio repositioning 3 Developed and implemented a differentiated growth strategy built on three core building blocks ▪ Exceptional in-place portfolio performance via top tier same store rent growth and proactive asset management focused on delivering solutions ▪ Relationship-based approach to external growth, helping our partners grow their business while we grow ours ▪ Successfully launched and scaled a build-to-suit development strategy that has created compelling risk-adjusted opportunities 4 Generated a build-to-suit pipeline that will create consistent and predictable growth for several years to come ▪ Since launching the strategy, we have completed or committed $898mm to build-to-suit developments, including $583mm of commitments in 2025 ▪ This includes six projects under executed letter of intent, representing $142mm of these commitments ▪ Creating meaningful value through build-to-suit strategy with stabilized values ~75-100bps+ tighter than our initial cash yields 5 Returned significant relative value to shareholders while upholding the highest standard of transparency and disclosure ▪ 32.8% total shareholder return since beginning of 2023, outpacing the RMZ and placing BNL in the top two in the net lease space ▪ Despite year-to-date momentum and generating the second best TSR in net lease since 2023, we continue to trade at a discounted relative valuation ▪ Enhanced disclosures and upheld a high degree of transparency for our shareholders, priding ourselves on doing exactly what w e say we are going to 2

11 BNL Investor Day | December 2025 Optimized Organizational Structure to Drive Results 1 Moved certain individuals into new roles to fully leverage skillsets and maximize potential1 2 3 4 5 Further enhanced alignment of real estate functions with the investment lifecycle Built a centralized underwriting function to support data-driven decision making at all stages of the investment lifecycle Solidified complementary weekly meeting venues with organization-wide representation to ensure information flow & collaboration Aligned all internal processes with core building blocks of growth to emphasize organizational focus on shareholder value creation Enhanced focus on people, process, and technology in response to an ever- changing market landscape

# 1 Optimized Organizational Structure to Drive Results

*We continue to scale over our expense base following G&A rightsizing through organizational restructuring and other cost saving initiatives*

- Realized G&A savings from reorganization efforts in 2023, resulting in a more normalized fixed cost base
- Managed core G&A expense carefully, resulting in more modest expense growth annually and decreases as a percentage of annualized base rent ("ABR") and gross asset value ("GAV")
- Continue to invest in technology and enterprise resources to generate additional efficiencies, leading to further scalability of the platform



G&A CAGR: (0.8%)
Core G&A Expense ($ in mm)
$31.8
(7.8%)
$29.3
+4.1%
$30.5
+1.6%
$31.0
2023
2024
2025 Guidance Midpoint
2026 Guidance Midpoint

| | 2023 | | 2024 | | 2025 Guidance Midpoint | 2026 Guidance Midpoint |
|---|---|---|---|---|---|---|
| % ABR: | 8.1% | ▼ | 7.4% | ▬ | 7.4%[2] | – |
| % GAV: | 0.7% | ▼ | 0.6% | ▼ | 0.5%[3] | – |

**Net Lease Peer G&A as a Percentage of Gross Asset Value[1]**



Core G&A
Non-Cash Adjustments
GAAP G&A
123bps
89bps
95bps
68bps
94bps
64bps
78bps
58bps
76bps
50bps
63bps
41bps
48bps
34bps
48bps
33bps
36bps
31bps
GTY
NTST
WPC
BNL
FCPT
EPRT
ADC
NNN
O
GAV: $2.1 $2.2 $14.8 $5.1 $3.4 $6.4 $9.0 $9.2 $62.5

Source: Q3 2025 company filings and market data
Note: Gross Asset Value ("GAV") calculated as current book value of real estate with accumulated depreciation added back
1. Q3 2025 G&A annualized. Core G&A excludes stock-based compensation and any non-recurring expenses (e.g. severance)
2. Shown as a percent of Q3 2025 ABR
3. 2025 GAV estimated based on year end 2024 GAV and midpoints of acquisitions and dispositions guidance

12 BNL Investor Day | December 2025

# 2 Streamlined Focus Through Sale of Non-Core Assets

*Repositioned the portfolio with $352mm of clinical healthcare asset sales while simultaneously growing earnings. Plan to exit non-core investments on a one-off basis vs. selling remaining assets at distressed pricing.*

## Annualized Base Rent Growth Amid Portfolio Simplification Efforts



Annualized Base Rent ($ in mm)
+$3.3mm, or 0.8%, Growth in ABR
$392.2
$374.1
$385.5
$398.2
$395.5
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024

| Total Asset Sales: | Q4 2023 | Q1 2024 | Q2 2024 | Q3 2024 | Q4 2024 |
|---|---|---|---|---|---|
| | $- | $251.7mm | $24.4mm | $29.8mm | $58.0mm |

| | ▲ ABR ($, mm) |
|---|---|
| Strategic Dispositions | ($33.3) |
| Redeployment of Proceeds[1] | $17.3 |
| Build-To-Suit Rent Commencement | $13.8 |
| Contractual Rent Increases and Releasing Activity | $5.5 |
| **Total ▲ ABR** | **+$3.3** |

## Year-Over-Year AFFO Growth



0.7%
1.4%
4.2%
2023
2024
2025E

## Remaining Clinical Exposure

| | |
|---|---|
| *15 Properties* | *11 Tenants* |
| *$9.7mm ABR* | *2.4% Portfolio ABR* |
| *5.0 yrs WALT* | *48% ABR From 1 Asset* |

**$352mm**
Of capital recycled during 2024 as part of our Healthcare Portfolio Simplification Strategy

**+$3.3mm**
Growth in ABR in 2024 despite significant asset sales

**+1.4%**
Growth in AFFO in 2024 while repositioning the portfolio

**< 2.5%**
Of remaining ABR exposure to clinical and surgical healthcare assets, comprised mostly of a single high-performing surgical hospital

Source: internal data and company filings
1. Redeployment of Proceeds includes any investment activity that generated immediate rent, including revenue generating capital expenditures, transitional capital, and stabilized acquisitions

13 BNL Investor Day | December 2025

# 2 Streamlined Focus Through Sale of Non-Core Assets

*A differentiated industrial-focused portfolio, relatively small asset base conducive to growth, and strong results are underappreciated by the market*

**Peer Portfolio Composition**



Retail
Other
Industrial
NTST 100.0%
GTY 100.0%
FCPT 100.0%
ADC 100.0%
NNN 100.0%
EPRT 94.9%
5.1%
O 79.8%
5.5%
14.7%
WPC 21.7%
13.8%
64.5%
BNL 30.6%
8.2%
61.2%

| | | NTST | GTY | FCPT | ADC | NNN | EPRT | O | WPC | BNL | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Portfolio | Industrial Exposure | 0.0% | 0.0% | 0.0% | 0.0% | 0.0% | 5.1% | 14.7% | 64.5% | **61.2%** | 2 |
| | Rent Escalations | N/R | 1.8% | 1.4% | N/R | N/R | 1.8% | N/R | 2.4% | **2.0%** | 2 |
| | Wtd. Average Lease Term | 9.9 yrs | 9.9 yrs | 7.1 yrs | 8.0 yrs | 10.1 yrs | 14.4 yrs | 8.9 yrs | 12.1 yrs | **9.5 yrs** | 6 |
| | Investment Grade | 46.9% | N/R | 53.0% | 66.7% | 13.6% | N/R | 31.5% | 21.9% | **20.9%** | 6 |
| | Additional Countries | - | - | - | - | - | - | 8 | 25 | **1** | |
| | GAV ($B) | $2.2 | $2.1 | $3.4 | $9.0 | $9.2 | $6.4 | $62.5 | $14.8 | **$5.1** | 4 |
| | Property Count | 721 | 1,160 | 1,294 | 2,603 | 3,697 | 2,266 | 15,542 | 1,662 | **759** | 2 |
| | Tenant Count | 114 | N/R | N/R | N/R | 400 | N/R | 1,647 | 373 | **204** | 2 |
| | Square Footage (millions) | 13.2 | N/R | 8.5 | 53.7 | 39.2 | 25.2 | 349.0 | 182.8 | **40.7** | 5 |
| Valuation | 2025E AFFO Growth[1] | 4.0% | 3.4% | 2.9% | 4.3% | 2.4% | 8.0% | 1.4% | 5.3% | **4.2%** | 4 |
| | 2026E AFFO Growth[1] | 3.1% | 3.3% | 3.9% | 5.3% | 2.6% | 8.0% | 3.3% | 3.2% | **4.0%** | 3 |
| | 2026E AFFO Multiple | 13.4x | 11.4x | 13.0x | 16.5x | 11.6x | 15.5x | 12.9x | 13.2x | **11.4x** | 8 |

***Current portfolio, strategy, and growth potential positively differentiate BNL from the net lease peer group, but relative valuation continues to lag:***

*Industrial differentiation with sound portfolio fundamentals*

*Small relative asset base supports future growth*

*Above average growth but below average multiple*

Source: market data as of November 25, 2025
1. BNL Assumes the midpoints of 2025 and 2026 AFFO per share guidance; peer 2025 and 2026 AFFO growth for 2025 and 2026 are based on consensus estimates as of November 25, 2025

14

BNL Investor Day | December 2025

# 3 Developed & Implemented a Differentiated Growth Strategy

*Our differentiated growth strategy has laid the foundation for sustainable earnings growth in 2026 and beyond. Embedded growth from the in-place portfolio and BTS pipeline provides visibility into future ABR growth.*

## 1 IN-PLACE PORTFOLIO

- Existing portfolio NOI growth driven by:
  - Stable rent collections
  - Contractual rent escalations
  - Minimal credit loss
  - Strong lease rollover outcomes
  - Accretive capital recycling
- ~2.0% in-place portfolio rental escalations provide a solid base for AFFO growth in future periods and are among the strongest in the net lease REIT space
- Additional opportunities to partner with tenants on revenue generating investments in our existing properties:
  - Value-add investments focused on industrial tenants who seek to expand existing operations and upgrade facilities, enhancing tenant commitment to the space and increasing renewal probabilities

## 2 BUILD-TO-SUIT DEVELOPMENTS

- Provide financing solutions across the entire capital stack in exchange for attractive opportunities with higher yields relative to the stabilized transaction market
- Key differentiator in the net lease space as development activity creates embedded growth in earnings across future years
- Provides access to higher quality opportunities, typically with stronger real estate and credit fundamentals
- Creating meaningful value with stabilized valuations often ~75-100 basis points tighter than our development yields
- Experience creatively structuring transactions and providing holistic solutions

## 3 STABILIZED ACQUISITIONS

- External growth through new property acquisitions via sale-leasebacks and lease assumptions
- Primarily targeting stabilized industrial and retail acquisitions that exceed accretion thresholds over cost of capital
- Emphasis placed on directly sourced, relationship-based deal flow to drive stronger risk-adjusted returns vs. broadly marketed transactions

CORE BUILDING BLOCKS OF AFFO GROWTH

**+2.0%**

Average annual rent escalations provides strong base to build from before factoring in external growth opportunities

**+$583mm**

Of new build-to-suit commitments in 2025, resulting in +$29.1mm of incremental ABR through 1Q27

**+$417mm**

Of stabilized acquisitions YTD at an ~7.0% initial cash cap rate and an ~8.3% straight-line yield[1]

1. Includes all deals closed through Q3'25 $163.4mm of acquisitions closed after Q3 '25 earnings

15

BNL Investor Day | December 2025

16 BNL Investor Day | December 2025 WHAT WE AVOID – SHORT-TERM THINKING WHERE WE ARE FOCUSED – LONG-TERM GROWTH Developed and Implemented a Differentiated Growth Strategy3 Treating investments like commodities, trading deeds and leases while passively collecting rent like a game of Monopoly Chasing broadly marketed transaction opportunities at pricing levels dislocated from the investment risk profile Selling non-core or distressed assets at distressed sale pricing solely to remove them from the portfolio and avoid headline risk Actively managing real estate with a willingness to “roll up our sleeves” to create value for our shareholders and partners. We are a real estate operator at heart, not solely a specialty finance lender Cultivating long-term, mutually beneficial relationships with our partners (tenants, developers, brokers, etc.) that build trust and helps our partners grow their businesses while we grow ours Employing innovative, forward-thinking solutions that create meaningful value beyond just collecting rent checks, redefining what’s possible for a net lease REIT Prioritizing predictable, durable, and attractive long-term growth over short-term gains and quarterly results Aggregating assets solely for the sake of growth and aggressively chasing high yields to boost short-term earnings. The “pie eating contest” model of net lease investing worked in the post-GFC low-interest rate environment, but we don’t believe it does anymore Allocating capital to the best opportunities with appropriately calibrated pricing based on the risk-return profile, taking a prudent and disciplined approach to capital deployment Binary thinking. Disciplined underwriting requires evaluating the full spectrum and balance between real estate fundaments and credit structuring / support 0 1

BNL Investor Day | December 2025 17 $201.0 $114.1 $5.7 $115.4 $78.2 $19.5 $32.1 $160.0 $9.5 $20.5 $142.0 UNFI Sierra Nevada 7 Brew Portfolio Southwire Fiat Chrysler AGCO Palmer Logistics Project Triboro Sprouts Hobby Lobby / Academy Sports Executed LOI Construction Rent Data as of November 25, 2025 Sources: Internal Calculations, Public Filings Note: Pricing, construction timeline, and reporting figures could be subject to change. Initial Yield includes Capitalized Interest at customary rates throughout development Solid foundation of BTS projects established since launching the strategy with the completion of UNFI in 2024, significantly reducing the number of project starts required in future years to achieve targeted growth objectives. 2024 2025 2026 2027 * Excludes Executed LOIs and Project Tr iboro Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1’26 Q2’26 Q3’26 Q4’26 Q1’27 Q2’27 Q3’27 Q4’27 Funding Schedule $36.9 $30.6 $24.7 $23.2 $26.5 $63.3 $41.0 $69.5 $65.1 $54.3 $43.6 $22.1 $1.2 ‒ ‒ ‒ Incremental Rent ‒ ‒ +$0.9 +$2.5 +$0.2 +$0.0 +$0.1 +$0.7 +$0.6 +$0.8 +$1.9 +$2.6 +$0.8 +$0.0 +$0.0 +$0.2 Incremental ABR ($, mm) ‒ ‒ +$13.4 +$0.3 +$0.7 +$0.3 ‒ +$4.1 +$4.2 +$0.4 +$9.6 +$10.6 +$0.1 ‒ ‒ ‒ +$29.1mm In new ABR through 1Q27, providing multi-year visibility into earnings growth profile (excludes executed LOIs and Project Triboro) +$898.0mm Committed or completed build-to- suit developments since 2023 Limited development risk given in-place lease and contract structures ~6.0x Run rate pro forma leverage target through construction periods BTS Pipeline Supports Predictable Future Earnings Growth4 Executed LOIs Project Triboro +$583mm Of new build-to-suit commitments in 2025

18 BNL Investor Day | December 2025 11.4x 11.4x 11.6x 12.9x 13.0x 13.2x 13.4x 13.4x 15.5x 16.5x GTY BNL NNN O FCPT WPC Peer Average NTST EPRT ADC (0.0%) 3.8% 4.5% 5.7% 7.5% 13.6% 20.2% 29.3% 32.8% 50.4% GTY WPC O NNN FCPT NTST ADC RMZ BNL EPRT Despite recent momentum and relative outperformance, we continue to trade at a discounted multiple relative to net lease peers. Further closing of the relative valuation gap can augment earnings growth via a cost of equity capital more commensurate with performance. 5 RMZ Returned Significant Shareholder Value… Delivered second highest total return Since 2023… But continue to trade at a discount relative to net lease peers Source: market data as of November 25, 2025, since January 1, 2023 Peer Av ag

# 5 …And Intend to Continue To Do So

*Our differentiated growth strategy has laid the foundation for, and provided visibility to, an attractive earnings growth profile in 2026 and beyond. We will continue to control our own destiny but can deliver far more value to shareholders with a stronger cost of equity capital.*

1 CREATING **OUR OWN** VIRTUOUS CYCLE



Accretively Recycle Proceeds
Develop at Higher Yields
Collect Above Average Yield
Optionality to Monetize at Lower Yields

2 WHILE ALSO LAYING THE **FOUNDATION** FOR FUTURE **GROWTH**



3 TRANSLATES INTO **SUSTAINABLE** & MID-SINGLE DIGIT ANNUAL **EARNINGS GROWTH**[1]



BNL
Peer Average
3.1%
0.7%
2.4%
1.4%
4.2%
4.0%
4.0%
4.1%
2023
2024
2025E
2026E

4 THAT CAN BE **ENHANCED** BY A COST OF EQUITY CAPITAL COMMENSURATE WITH **PERFORMANCE & RESULTS** DELIVERED[2]



Dividend Yield
Price Appreciation
8.2%
25.7%
48.1%
Current BNL Multiple
Peer Average Multiple
Premium Multiple
11.4x
13.4x
16.0x

Source: market data as of November 25, 2025
1. 2026 expected growth assumes BNL's AFFO per share guidance midpoint and consensus estimates for peers
2. Illustratively shows potential total shareholder return ("TSR") for the period November 25, 2025, through year end 2026 assuming different AFFO multiples on 2026 AFFO per share guidance midpoint to quantify potential share price appreciation. Conservatively assumes no dividend growth in 2026 for illustrative purposes.

19

BNL Investor Day | December 2025

20 BNL Investor Day | December 2025 Broadstone’s Vision for the Future Generate a robust and resilient pipeline of build-to-suit developments, creating unique value in the net lease space and providing sector-leading multi-year visibility into a compelling growth profile Help our clients and partners grow their businesses while we grow ours Accretively and opportunistically acquire stabilized acquisitions at attractive spreads as a core part of our growth model, primarily through our relationship- based approach and deep network Provide transparency through sector-leading disclosure and frequent shareholder engagement Drive long-term shareholder value through mid-single digit year-over-year AFFO per share growth, translating into dividend growth and potential share price appreciation

Speakers: Ryan Albano, Mike Caruso & Will Garner Time: 1:25 – 1:50 p.m. Core Building Block: In-Place Portfolio The Hess Collection American Canyon, CA

# Portfolio Review Committee (“PRC”)


MON
TUE
WED
THU
FRI

*Refreshed approach establishes a recurring venue for live, risk-based, and collaborative discussions pertaining to the in-place portfolio. Weekly cadence complements Investment Committee and drives natural touchpoints, actionable next steps, and routine dialogue.*

## **Purpose & Overview** | Portfolio Review Committee

- Scheduled two-hour weekly meeting (Tuesdays) to discuss relevant in-place portfolio related matters (tenant or property)
  - Complementary venue to Investment Committee (“IC”), which takes place weekly on Thursdays to discuss growth opportunities (core building block #2 and #3)
  - Representation from all parts of the organization ensures seamless information flow and cross-functional collaboration
  - Granular and frequent discussions create educational opportunity for all members of the organization and translate into proactive and well-informed decision making
- Topics include, but are not limited to, the following:
  - Investment updates / deep dives
  - Watchlist tenant & property review
  - Change of control and financial reporting compliance
  - Tenant credit updates (“SSS” reports)
  - Lease renewal proposals & rollover report
  - Disposition pipeline updates
  - Relevant research projects




PROPERTY OVERVIEW | 1096.01

## Investment Lifecycle & Functional Coordination


Investment Lifecycle
Develop
Underwriting & Due Diligence
Acquire
Lease
Disposal
Manage & Monitor
Sourcing
Initial Screening
Full Underwriting
Investment Committee
Diligence / Close
Executive Team
Acquisitions
Underwriting
Asset Management
Legal
Return Model Utilized
Identify for Disposal
Market for Sale
PSA / Close
Portfolio Review Committee
Identify for Release
Execute
Negotiate Lease

22

**BNL Investor Day** | December 2025

BNL Investor Day | December 2025 23 PRC Results | Real-Time Monitoring Cuts Through the Noise N/A3Q22 3Q252Q24 1. % of ABR as of March 31, 2023 2. $29.0mm of ABR includes Red Lobster ($6.2mm), Carvana ($4.5mm), American Signature ($4.3mm), At Home ($3.7mm), Zips ($3.4mm), Claire’s ($2.9mm), Stanislaus ($2.1mm) and Green Valley ($2.0mm) 97% Financial Reporting Visibility < 5% ABR from any single tenant 1.5 Years Average time on Watchlist before material credit event Tenant: Added to Watchlist: Credit Event: Receive Financial Information From Tenant Financials Spread by 3rd Party in Real Time Internal Review & Risk Rating Assignment Process Overview | Real-Time Credit Monitoring Watchlist Classification (Risk Level, Impact, and Outlook) Target Growth Opportunities (Rev Gen Capex and Acquisitions) Positive Trends Negative Trends 2Q253Q24 1Q25 4Q221Q22 2Q224Q22 3Q232Q23 2Q23 22 136 85 7 Quarters on Watchlist before credit event 4Q24 4Q25 Real-Time Example 1.2%0.5% 0.7%1.6%% of ABR1 0.9%0.5% 0.9% 1.1% 50%+ Of ABR from tenants with financial statements that are reviewed each quarter

# **PRC Results** | Real-Time Monitoring Cuts Through the Noise

*Despite consistent market overreaction to headline tenant risk, actual business impact has been negligible*

| | | | | |
|---|---|---|---|---|
| AFFO Per Share Growth: | 6.9% | 0.7% | 1.4% | 4.2%[1] |


Other Industries
Home Furnishings
GVMC [2]
Clinical (Exc. GVMC)[2]
3bps
24bps
113bps
30bps

Total Lost Rent by Segment


94% Clinical

Announced Clinical Exit in 2023

| Industry | 2022 | 2023 | 2024 | 2025 YTD[3] | Total \| % |
|---|---|---|---|---|---|
| Clinical (Exc. GVMC[3]) | - \| - | - \| - | $1.4 \| 36bps | $1.0 \| 34bps | $2.5 \| 39% |
| GVMC[3] | - \| - | $0.8 \| 19bps | $2.8 \| 71bps | - \| - | $3.6 \| 55% |
| Home Furnishings | - \| - | - \| - | $0.1 \| 3bps | $0.1 \| 2bps | $0.2 \| 3% |
| Other Industries | $0.1 \| 3bps | $0.2 \| 5bps | $0.1 \| 4bps | ($0.2) \| (7bps) | $0.2 \| 3% |
| **Total** | **$0.1 \| 3bps** | **$1.0 \| 24bps** | **$4.4 \| 113bps** | **$0.9 \| 30bps** | ***$6.4 \| 100%*** |

*($ in millions | bps of cash rent)*

**94%**

Of the lost rent since 2022 has been concentrated to clinical healthcare assets that have since been disposed of

**~88%**

Recapture on recent headline tenant credit events (Zips and Red Lobster) demonstrating our ability to navigate discrete tenant credit events

**< 2bps**

Of lost rent, or $230K in total since 2022, has been a result of tenants operating outside of the clinical healthcare and home furnishings industry

**< 1bp**

Of lost rent on assets acquired since management's transition in 2023

Note: historical lost rent as a percentage of cash rent
1. Assumes the midpoint of 2025 AFFO per share guidance
2. Green Valley Medical Center (GVMC) was sold in December 2024
3. 2025 YTD assumes Q1 2025 through Q3 2025 actual lost rent and cash rents

24

**BNL Investor Day** | December 2025

# PRC Results | Proactive Approach Yields Exceptional Results

*Proactive five year forward review of maturities mitigates rollover exposure and provides both time and optionality. Routine investment monitoring highlights assets worthy of disposal well in advance of maturity.*

## 2025 At-A-Glance | Lease Rollover Results



Industrial
Other
Retail
0.3%
0.5%
0.4%
1.2% of ABR Expiring[1]



Not Renewed
Renewed
45%
$2.1mm
55%
$2.6mm

*82% of ABR tied to single asset. 11+ months notice provided adequate time to sell the asset at expiration.*

*14 leases (5 tenants), comprised of retail (104% recapture) and other (110% recapture) property types.*

## Looking Forward | Projected for 2026



Industrial
Other
Retail
0.5%
0.7%
1.7%
3.0% of ABR Expiring[2]



0.5%
1.6%
0.3%
0.6%
Agreed To Terms
Renewal Expected
Unknown
Vacancy Expected

## Proactive Approach | 10-Year Lease Maturity Ladder



Industrial
Other
Retail
Active Negotiations
Proactive Evaluation
Routine Monitoring & Opportunistic Evaluation
2026: 3.0% (0.5%, 0.7%, 1.7%)
2027: 6.4% (1.0%, 1.9%, 3.5%)
2028: 4.9% (1.1%, 1.7%, 2.1%)
2029: 4.5% (1.8%, 0.6%, 2.2%)
2030: 12.5% (3.3%, 1.6%, 7.6%)
2031: 2.1% (1.3%, 0.8%)
2032: 8.0% (3.4%, 0.8%, 3.8%)
2033: 4.8% (2.8%, 0.6%, 1.5%)
2034: 3.6% (1.1%, 2.4%)
2035: 4.4% (0.5%, 3.7%)

1. Measured as of December 31, 2024
2. Measured as of September 30, 2025

**107%**

Average recapture for tenants that renewed with lease maturities in 2025

**<1 Month**

Average downtime prior to disposition for assets that did not renew in 2025

**68%**

Of 2026 ABR expirations have either agreed to terms or highly confident in renewal. Corresponding recapture rate expected to be ~117%

**90%**

Of 2026 ABR[1] that is not expected to renew is comprised of two legacy office assets, one of which we intend to be redeveloped into industrial upon lease maturity

25

**BNL Investor Day** | December 2025

BNL Investor Day | December 2025 26 Data as of March 31, 2023, approximately when new management team took over, and September 30, 2025, respectively 1. Includes all deals closed or in-process as of September 30, 2025, as well as $163.4mm of acquisitions closed after Q3 ‘25 earnings, where applicable; excludes any fundings associated with our Project Triboro. In-Place Portfolio | Simplified, Industrial-Focused Diversification Industrial 61.2% Distribution & Warehouse 20.8% Manufacturing 17.2% Food Processing 12.3% Flex and R&D 5.3% Industrial Services 3.1% Cold Storage 2.5% Other 8.2% Office 5.8% Clinical & Surgical 2.4% Retail 30.6% General Merchandise 7.8% Quick Service Restaurants 6.7% Casual Dining 6.5% Automotive 2.8% Animal Services 2.8% Home Furnishings 1.8% Healthcare Services 1.5% Education 0.7% $412.9mm Annualized Base Rent Industrial 51.8% Manufacturing 16.5% Distribution & Warehouse 13.3% Food Processing 11.4% Flex and R&D 4.5% Cold Storage 3.3% Industrial Services 2.8% Healthcare 17.3% Clinical 7.0% Healthcare Services 2.9% Animal Health Services 2.8% Surgical 2.7% Life Science 2.0% Office 5.8% Corporate Headquarters 2.5% Strategic Operations 2.2% Call Center 1.1% Restaurants 13.4% Casual Dining 7.0% Quick Service Restaurants 6.4% Retail 11.6% General Merchandise 6.3% Automotive 3.2% Home Furnishings 1.8% Child Care 0.2% $389.5mm Annualized Base Rent March 31, 2023 | Property Type Allocation 51.8% 61.2% September 30, 2025 | Property Type Allocation 102 | 42 Unique industrial tenants and industries 33.1mm Square feet 10.3 Years Of weighted average remaining lease term 2.2% Weighted average annual rent escalations $929mm Of industrial investment volume since 20231

27 BNL Investor Day | December 2025 Core Asset Class Outlook | Industrial E-commerce demand remains a tailwind, creating a steady and growing need for more distribution and logistics space Nearshoring and reshoring continue to gain momentum, resulting in increased manufacturing space demand and needs for conveniently located logistics spaces Build-to-suit projects are often located in attractive markets with solid growth prospects, resulting in higher annual rental escalations relative to the in-place portfolio average and potential mark-to-market opportunities at lease rollover Users continue optimizing supply chain footprints into newer, higher-quality assets, providing a tailwind for our larger industrial build-to-suit pipeline

# **Industrial Spotlight** | Distribution & Warehouse

## Property Type Characteristics and Exposure Evolution

- Distribution and warehouse facilities, often referred to as logistics centers, are used for storage, order fulfilment and to facilitate the movement of goods throughout the supply chain
  - Facilities are typically highly fungible boxes that can be used by a variety of end-users, limiting re-tenanting risk in the event of a potential future vacancy. Some assets contain more specialized equipment like overhead cranes that make tenants stickier and translate into long-term occupancy
- Granular diversification mitigates concentration risk with no tenant accounting for more than 3.5% of total portfolio ABR. Nearly 45% of distribution assets are leased to tenants operating in recession-resistant sectors like food, beverage and healthcare products



13.6%
14.6%
13.2%
13.2%
17.5%
20.8%
2020
2021
2022
2023
2024
Q3 2025

## Property Sub-Type Exposure (% of Industrial ABR)



Cold Storage: $10.3mm | 4.1%
Industrial Services: $13.0mm | 5.1%
Flex and R&D: $22.1mm | 8.7%
Distribution & Warehouse: $85.8mm | 33.9%
$252.9mm ABR
Food Processing: $50.7mm | 20.1%
Manufacturing: $71.0mm | 28.1%

| Rank | Tenant | Products Distributed | Industry | # Prop. | ABR $ | % Total ABR |
|---|---|---|---|---|---|---|
| 1 | UNFI | Natural, organic, and conventional food products | Food & Beverage | 1 | $14.4 | 3.5% |
| 2 | Ryerson | Metals (e.g., steel, aluminum, copper) | Metals & Industrial | 11 | $8.1 | 2.0% |
| 3 | Hensley | Beverages (domestic, import, and craft spirits) | Food & Beverage | 3 | $6.2 | 1.5% |
| 4 | Owens & Minor | Medical supplies | Medical and Healthcare | 2 | $5.8 | 1.4% |
| 5 | Breakthru Beverage | Beverages (spirits, beer, wine) | Food & Beverage | 1 | $3.8 | 0.9% |
| 6 | AHF Products | Flooring (e.g., hardwood, vinyl) | Building Products | 3 | $3.4 | 0.8% |
| 7 | Claire's | Earrings and accessories | Consumer Retail | 1 | $3.2 | 0.8% |
| 8 | At Home | Home décor | Home & Decore | 1 | $3.1 | 0.8% |
| 9 | Cold Spring Brewing | Beverages (beer, tea, soft drinks, energy drinks) | Food & Beverage | 2 | $3.1 | 0.7% |
| 10 | American Leather | Residential and commercial custom furniture | Home & Office Furniture | 1 | $2.9 | 0.7% |
| **Total** | | | | **26** | **$54.0** | **13.1%** |

**$600mm**

Of distribution & warehouse investment volume since 2023[1]

**32 | 21**

Unique distribution & warehouse tenants and industries

**219k**

Average square Footage by building

**10.1 years**

Of weighted average remaining lease term

**2.3%**

Weighted average annual rent escalations

Data as of September 30, 2025

1. Includes all deals closed or in-process as of September 30, 2025, as well as $163.4mm of acquisitions closed after Q3 '25 earnings, where applicable; excludes any fundings associated with Project Triboro.

28 BNL Investor Day | December 2025

# **Case Study** | Strong Real Estate Fundamentals Mitigate Downside Risk

*A thesis centered around strong real estate fundamentals provides confidence in our investment positioning in the event of bankruptcy. Mission-critical real estate located in attractive markets with below-market rents and basis translates into significant leverage during negotiations.*

## **Low basis** and **strong fundamentals** provide **optionality** amid bankruptcy claire's

#40 Tenant
0.8% ABR

**Headquarters & Sole North American DC (528K SF)**

*Lease assumed by Claire's Essentials, LLC. Structured amendment to provide optionality and additional time to find a resolution. Currently listed for sale or lease. A low basis, below market rent, and strong market provide downside protection.*


Hoffman Estates, IL


Chicago

**Investment Strengths**

**Below Market Rents[1]**

Rent estimated 15% - 25% below estimated market, representing potential for ABR upside if backfilled.

**Below Market Basis[1]**

Acquisition price estimated 20% below market providing optionality to pursue several different paths forward.

**Location Strengths**

Proximity to I-90 and O'Hare Airport. Located at a 4-way interchange in a business-friendly county.

**Market Strengths[1]**

**#21** in Industrial TTM Net Absorption
*+2.7mm SF*

**#4** in Industrial TTM Sales Volume
*$4.4bn*

**#1** in Industrial Inventory
*1.4bn SF*

## **Mission critical** real estate in **desirable market** provide **leverage** amid bankruptcy at home
The Home Décor Superstore

#30 Tenant
0.9% ABR

**Headquarters and Primary DC (592K SF)** & Retail Site (116K SF)

*Both leases assumed without change. Retail location is one of the top performing sites systemwide. Mission-critical DC centrally located and serving most retail locations coupled with a below market rent and strong Dallas market provided significant leverage that wasn't ultimately used.*


Plano, TX


Fort Worth
Arlington
Irving
Dallas
Garland


at home
Raleigh, NC


Raleigh

**Investment Strengths**

**Below Market Rents[1]**

At Home's rents estimated well below market, translating to significant ABR upside in a re-tenanting scenario.

**Below Market Basis[1]**

Acquisition prices both screen below market, translating to value creation in a potential future stabilized disposition

**Location Strength**

Plano site located in dense industrial infill. Raleigh site located in a retail corridor with high foot traffic metrics.

**Market Strengths[1]**

**#1** in Industrial TTM Net Absorption
*+22.3mm SF*

**#11** in Industrial TTM Sales Volume
*$2.1bn*

**#2** in Industrial Inventory
*1.2bn SF*

Source: Internal Filings
Data as of September 30, 2025
1. Source: CoStar

29
**BNL Investor Day** | December 2025

# Industrial Spotlight | Manufacturing

## Property Type Characteristics and Exposure Evolution

- Manufacturing exposure comprised of a diverse group of tenants operating across a broad spectrum of industries with no single tenant accounting for more than 1.6% of total portfolio ABR
- Facilities focus on the conversion, fabrication, or assembly of raw materials into finished products or goods, with a mix of light and heavy manufacturing
  - Facility build-outs typically consist of customized equipment, including overhead cranes, machinery, drainage, and robotic and conveyor systems, with incremental tenant investment often ranging from 20-50% of the real estate's value
  - Considerable tenant investment creates a mission critical site, increasing probability of renewal and long-term occupancy



14.1%
15.1%
16.3%
16.8%
17.7%
17.2%
2020
2021
2022
2023
2024
Q3 2025

## Property Sub-Type Exposure (% of Industrial ABR)



Industrial Services: $13.0mm | 5.1%
Cold Storage: $10.3mm | 4.1%
Flex and R&D: $22.1mm | 8.7%
Distribution & Warehouse: $85.8mm | 33.9%
$252.9mm ABR
Food Processing: $50.7mm | 20.1%
Manufacturing: $71.0mm | 28.1%

| Rank | Tenant | Products Manufactured | Industry | # Prop. | ABR $ | % Total ABR |
|---|---|---|---|---|---|---|
| 1 | AHF Products | Flooring (e.g., hardwood, vinyl) | Building Products | 5 | $6.4 | 1.6% |
| 2 | Magna Seating | Mechanisms and hardware for automobile seats | Automotive Parts | 1 | $4.3 | 1.0% |
| 3 | Cascade Aerospace | Specialty aerospace and defense contractor | Aerospace Solutions | 1 | $4.1 | 1.0% |
| 4 | Kith Kitchens | Cabinetry for kitchens and bathrooms | Building Products | 3 | $3.8 | 0.9% |
| 5 | Big Tex | Trailers for individual and commercial use | Cargo & Utility Trailers | 8 | $3.6 | 0.9% |
| 6 | ETI | Specialty transportation equipment | Specialty Logistics Equip. | 4 | $3.2 | 0.8% |
| 7 | WestRock | Paper-based packaging products | Packaging Solutions | 1 | $3.1 | 0.7% |
| 8 | Pregis | Protective packaging, such as bubble wrap | Packaging Solutions | 2 | $2.7 | 0.7% |
| 9 | Edelbrock | Car parts, including carburetors and cylinders | Automotive Parts | 4 | $2.7 | 0.7% |
| 10 | Jabil | Continues flow manufacturing with advanced electronic designs | Technology & Specialty Equipment | 1 | $2.5 | 0.6% |
| **Total** | | | | **30** | **$36.3** | **8.8%** |

**$155mm**
Of manufacturing investment volume since 2023[1]

**41 | 22**
Unique manufacturing tenants and industries

**151k**
Average square Footage by building

**9.8 years**
Of weighted average remaining lease term

**2.3%**
Weighted average annual rent escalations

Data as of September 30, 2025
1. Includes all deals closed or in-process as of September 30, 2025, as well as $163.4mm of acquisitions closed after Q3 '25 earnings, where applicable; excludes any fundings associated with Project Triboro.

30

BNL Investor Day | December 2025

# **Case Study |** Specialization & Tenant Investment Incentivize Long-Term Occupancy

*Mission-critical manufacturing facility with significant tenant investment provides confidence in underlying long-term occupancy thesis. Renewal negotiations underway and expected to substantiate the original investment thesis centered around tenant "stickiness".*

## **Specialized** facility with **significant tenant investment** translates to occupancy

WestRock

#45 Tenant
0.7% ABR

**Manufacturing & Production Facility (351K SF)**

*Corrugated cardboard manufacturing facility with a specialized build-out that includes heavy equipment throughout. Tenant has been in the site for 20+ years and has invested significant amounts of capital into the facility. Operational longevity expected to be confirmed with renewal.*



Fresno, CA





## **Low basis** provides opportunity for **additional investment** alongside tenant

**Below-Market Rents**

Rent calibrated to market at acquisition, providing room to for revenue generating capex at renewal to push rents higher and remain in-line with market

**Below-Market Basis**

Basis estimated to be 10% below market - provides flexibility to make further investment alongside tenant in exchange for additional term

**Continued Tenant Investment**

Recent tenant investment of $17mm+ on new line machinery and HVAC upgrades provides further confidence in long-term occupancy


Fresno
Clovis
Sanger
Easton
Fowler
Raisin City
Caruthers

## Investment thesis expected to be confirmed with a **high probability of renewal**

**Renewal Discussions Underway**

Currently in active discussions with tenant regarding a long-term renewal and feel confident in our ability to reach a mutually beneficial outcome

**Offering Revenue Generating CapEx**

Offering capital to address tenant desired building improvements that are amortized at an attractive yield over the course of the renewal term

**Long-Term Occupancy Expected to Continue**

Tenant has operated for over two decades at this facility and is expected to continue to well into the future, proving out the original long-term occupancy investment thesis

**Investment Strengths**

- Significant power & rail access
- Ample outdoor storage
- Mission critical nature of site and proximity to end users of product mix
- Longevity of operations at the facility (20+ years)
- Significant investment in equipment ($100mm+)
- Below-market rent and basis
- Investment grade parent guaranty

Source: Internal Filings
Data as of September 30, 2025
Sources: CoStar, WestRock

31

**BNL Investor Day** | December 2025

# **Industrial Spotlight** | Food Processing

## Property Type Characteristics and Exposure Evolution

- Industrial sub-property type with compelling risk-adjusted opportunities
  - Assets often possess characteristics of both manufacturing, with heavy tenant investment and specialized equipment, and distribution, with portions of the facilities dedicated to storing and moving product
- Tenant roster covers multiple food groups with nearly 75% of rent generated from necessity packaged foods and meats
- Significant investments to outfit these buildings due to stringent regulatory requirements enhance tenant commitment to the space and can provide revenue-generating capex opportunities


6.2%
6.4%
11.4%
11.9%
12.5%
12.3%
2020
2021
2022
2023
2024
Q3 2025

## Property Sub-Type Exposure (% of Industrial ABR)


Cold Storage: $10.3mm | 4.1%
Industrial Services: $13.0mm | 5.1%
Flex and R&D: $22.1mm | 8.7%
Distribution & Warehouse: $85.8mm | 33.9%
$252.9mm ABR
Food Processing: $50.7mm | 20.1%
Manufacturing: $71.0mm | 28.1%

| Rank | Tenant | Products Manufactured / Distributed | Industry | # Prop. | ABR $ | % Total ABR |
|---|---|---|---|---|---|---|
| 1 | Roskam Baking | Breads and other baked goods | Bakery & Confectionery | 6 | $16.0 | 3.9% |
| 2 | Salm Partners | Sausages and premium hot dogs | Meat Processing | 2 | $6.3 | 1.5% |
| 3 | Klosterman Bakery | Breads and other baked goods | Bakery & Confectionery | 11 | $4.7 | 1.1% |
| 4 | Chiquita | Refrigerated produce | Produce / Fruit Products | 1 | $4.7 | 1.1% |
| 5 | Tyson | Chicken, breakfast sausages, other proteins | Meat Processing | 1 | $2.8 | 0.7% |
| 6 | Hess Winery | The Hess Collection of wines | Beverages | 1 | $2.8 | 0.7% |
| 7 | Refresco Beverages | Bottled beverages and soft drinks | Beverages | 3 | $2.2 | 0.5% |
| 8 | Jelly Belly | Jellybeans and other branded candies | Bakery & Confectionery | 1 | $2.2 | 0.5% |
| 9 | BEF Foods | Bob Evans Farms branded food products | Packaged / Prepared Foods | 1 | $2.0 | 0.5% |
| 10 | Mrs. Gerry's Kitchen | Salads and side dishes | Packaged / Prepared Foods | 1 | $1.8 | 0.4% |
| **Total** | | | | **28** | **$45.6** | **11.0%** |

**$133mm**
Of food processing volume since 2023[1]

**14 | 5**
Unique food processing tenants and industries

**169k**
Average square Footage by building

**13.2 years**
Of weighted average remaining lease term

**2.1%**
Weighted average annual rent escalations

Data as of September 30, 2025
1. Includes all deals closed or in-process as of September 30, 2025, as well as $163.4mm of acquisitions closed after Q3 '25 earnings, where applicable; excludes any fundings associated with Project Triboro.

32
**BNL Investor Day** | December 2025

# **Case Study** | Investing In Our Tenant's Success

SALM PARTNERS > Johnsonville

*Incremental investment in our assets can augment the growth and success of our tenants' businesses - all while improving the quality of our assets, strengthening our long-term occupancy outlook, and enhancing returns*

**Tenant Expansion Project** | Salm Partners

**Initial Investment**

| | |
|---|---|
| Properties: | Two |
| Acquisition Quarter: | 3Q21 |
| Acquisition Price ($mm): | $48.7mm |
| Initial Cash Cap Rate: | 5.75% |
| Lease Term | 20 Years |
| Rent Escalations | 1.75% |

**Expansion I**
*(Negotiated at Purchase)*

| | |
|---|---|
| Completed: | 2Q22 |
| Cost ($mm): | $17.4mm |
| Yield: | 5.75% |

**Expansion II**
*(Negotiated 2Q22 - 3Q22)*

| | |
|---|---|
| Completed: | 2Q23 |
| Cost ($mm): | $31.8mm |
| Yield: | 6.90% |


Green Bay, WI

- Acquired two food-grade manufacturing facilities master leased to Salm Partners, a leading contract manufacturer of fully cooked sausage and premium hot dogs backed by a private equity sponsor who we have since completed multiple transactions with across various portfolio companies
- $60mm expansion of one of the facilities was already underway at acquisition; we committed to partially fund the project post-close
- Tenant consolidated operations into the facility in 2022 – we funded a significant expansion, which was completed and fully operational by 2023
  - Long-term value creation: additional term and higher cap rate enhanced overall investment yield; newly constructed space enhanced market value, and consolidated operations magnified mission criticality
- Johnsonville, LLC successfully acquired Salm Partners in December 2023, representing an implied credit upgrade upon change of control.

*"Broadstone has partnered with four of e2p's portfolio companies, and we look forward to building on our strong relationship. Broadstone's transparency, efficiency, and competitive approach, combined with a rare willingness to be creative and flexible, set them apart from many peers." –*
***Kevin Henneck, Principal e2p***

e2p

| **Salm Partners Acquired** | **Acquisition** | **Expansion #1** | **Expansion #2** | **Expansion #2** | **Expansion #2** | **Salm Partners Sold** |
|---|---|---|---|---|---|---|
| | $48.7mm | $17.4mm | Draw #1 | Draw #2 | Draw #3 | |
| | 5.75% | 5.75% | $10.8mm | $14.0mm | $7.0mm | |
| | | | 6.75% | 7.00% | 7.00% | |
| 4Q20 | Q3 2021 | Q2 2022 | Q4 2022 | Q1 2023 | Q2 2023 | 4Q23 |

Johnsonville

## +$3.2mm

Additional ABR generated from incremental investments made across multiple expansions, increasing NOI over 2x since initial acquisition

## $314.4mm

Of additional acquisition volume closed across 3 deals for 10 properties with e2p since acquiring Salm Partners in 2020

## +50% | 14% CAGR

With financial support from BNL, Salm Partners achieved over 50% revenue growth between 2020 and 2023, enabling significant expansion initiatives

## Stronger Credit

Following e2p's sale of Salm Partners to the family-owned Johnsonville, tenant is now backed by an organization with more than 2.5x its previous revenue base

Source: Internal Filings
Data as of September 30, 2025
Sources: E2P, Salm Partners, Johnsonville

33

**BNL Investor Day** | December 2025

# In-Place Portfolio Detail | Retail

## Current Portfolio Property Type Allocation


$126.4mm
30.6%
ABR


Casual Dining, 21.2%
Automotive, 9.2%
Animal Services, 9.1%
Home Furnishings, 5.9%
Healthcare Services, 4.8%
Education, 2.3%
General Merchandise, 25.8%
Quick Service Restaurant, 21.8%

## Top 10 | Retail Tenants

| Rank | Tenant | Property Use | # Prop. | ABR ($M) | % ABR |
|---|---|---|---|---|---|
| 1 | Jack's Family Restaurants | QSR | 43 | 7.6 | 1.8% |
| 2 | Dollar General | General Merchandise | 64 | 6.6 | 1.6% |
| 3 | Tractor Supply Co. | General Merchandise | 23 | 6.5 | 1.6% |
| 4 | J. Alexander's | Casual Dining | 16 | 6.3 | 1.5% |
| 5 | BluePearl | Animal Services | 13 | 5.9 | 1.4% |
| 6 | Red Lobster Hospitality | Casual Dining | 18 | 5.7 | 1.4% |
| 7 | Outback Steakhouse | Casual Dining | 22 | 5.5 | 1.3% |
| 8 | Krispy Kreme | QSR | 25 | 4.8 | 1.2% |
| 9 | Academy Sports | General Merchandise | 6 | 4.6 | 1.1% |
| 10 | American Signature | Home Furnishings | 6 | 4.6 | 1.1% |
| | **Top 10 Retail Tenants** | | **236** | **$58.1** | **14.1%** |

## Asset Class Characteristics & Outlook

- Retail exposure primarily comprised of casual dining and quick service restaurant ("QSR") assets, which combined account for 13.2% of total portfolio ABR
  - Restaurant portfolio includes strong national and regional brands often master leased to large-scale, experienced operators
- Balance of the retail portfolio is predominately comprised of general merchandisers largely operating in recession-resistant industries
- Focused on establishing strong relationships with tenants and developers that translate into direct opportunities on a programmatic basis given the highly competitive and fragmented nature of the retail transaction market

**$197mm**

Of retail investment volume since 2023[1]

**523 | 82 | 73**

Unique retail assets, tenants, and brands

**11.3k**

Average square Footage by building

**9.5 Years**

Of weighted average remaining lease term

**1.7%**

Weighted average annual rent escalations

Data as of September 30, 2025
1. Includes all deals closed or in-process as of September 30, 2025, as well as $163.4mm of acquisitions closed after Q3 '25 earnings, where applicable; excludes any fundings associated with our Project Triboro.

34

BNL Investor Day | December 2025

# **Case Study** | Master Lease Structure Provides Significant Downside Protection

*Significant cross-default leverage forces tenants to the table to negotiate an outcome that works for both sides*

## Master lease **minimizes rent loss and store closures** amid bankruptcy

#15 Tenant
1.4% ABR

**18 Casual Dining Restaurant Locations**

*Originally acquired in 2015 & 2016 at a ~6.7% initial cash cap rate. Tenant filed for Chapter 11 bankruptcy in May 2024 and assumed the 18-property master lease with a 10% reduction in rent, as master lease provided significant leverage during bankruptcy negotiations.*


RED LOBS
Pineville, NC

**Active Asset Management**

Strategically disposed of 7 assets between 2019 – 2023 to 1031 buyers to reduce overall exposure to the brand opportunistically

**Downside Protection**

Strong master lease language resulted in all sites remaining open post-bankruptcy with a modest one-time rent reduction

**Cautiously Proceeding**

Monitoring post-bankruptcy performance closely and will look to opportunistically prune exposure to the brand when appropriate

**Investment Positioning**

**10%+ IRR**
Unlevered IRR generated on assets already sold.

**~0.9x Realized MOIC**
Unlevered realized MOIC on the aggregate portfolio

**~7.5% Current Yield**
Across remaining 18 locations

## Master lease creates **flexibility** to structure a **mutually beneficial outcome**

#78 Tenant
0.4% ABR

**10 Car Wash Locations**

*Acquired the car wash portfolio across three separate sale leasebacks at a ~7.3% initial cash cap rate. Tenant filed for Chapter 11 bankruptcy in the beginning of 2025 due to capital structure issues. Master leases provided negotiating leverage to creatively structure a mutually beneficial outcome.*


Boynton Beach, FL

**Investment Positioning**

**Market Momentum**
Accelerated bonus depreciation has translated to heightened demand from 1031 buyers.

**One Year of Added Flexibility**
Rather than reject sites altogether, reached an agreement to keep undesirable leases in place for a year

**Downside Protection**

Ten sites originally part of three separate master leases, which included a mixture of top performing locations and sites identified to be rejected during bankruptcy proceedings.

**Creative Structuring Provides Time & Flexibility**

Structured three new master leases with varying termination options to ensure no site was rejected in bankruptcy, rent and carrying costs continued to be paid and allow new ownership to:

(i) Wind-down operations at non-core sites
(ii) determine long-term viability of questionable markets
(iii) lock in a long-term lease on core locations

Source: Internal Filings
Data as of September 30, 2025

35
**BNL Investor Day** | December 2025

# In-Place Portfolio Detail | Other

## Current Portfolio Property Type Allocation


$33.7mm
8.2%
ABR
Office, 66.4%
Clinical, 33.6%

$0mm

Of other investment volume since 2023

29

Unique other assets

25 | 25

Unique tenants and brands

4.1 Years

Of weighted average remaining lease term

2.4%

Weighted average annual rent escalations

## Top 10 | Other Tenants

| Rank | Tenant | Property Use | # Prop. | ABR ($M) | % ABR |
|---|---|---|---|---|---|
| 1 | Arkansas Surgical Hospital | Clinical & Surgical | 1 | 4.7 | 1.1% |
| 2 | Aventiv | Office | 1 | 4.1 | 1.0% |
| 3 | Centene Management Company | Office | 1 | 3.8 | 0.9% |
| 4 | Harris Beach | Office | 1 | 3.1 | 0.8% |
| 5 | Verizon | Office | 1 | 2.7 | 0.7% |
| 6 | USMM | Office | 1 | 2.3 | 0.6% |
| 7 | Crowley Maritime | Office | 1 | 1.7 | 0.4% |
| 8 | Select Portfolio Servicing | Office | 1 | 1.7 | 0.4% |
| 9 | Florida Institute of Technology | Office | 1 | 1.5 | 0.4% |
| 10 | C. H. Robinson | Office | 1 | 1.4 | 0.3% |
| | **Top 10 Other Tenants** | | **10** | **$27.0** | **6.7%** |

Data as of September 30, 2025

## Asset Class Characteristics & Outlook

- Comfortable continuing to hold legacy office investments, especially when master-leased as part of a retail or industrial portfolio.
  - 5 out of 14 remaining office assets are part of a master lease
  - Remaining office exposure accounts for only 5.8% of total ABR and is generally supported by strong credit tenants
  - Currently exploring redevelopment projects to reposition assets to a core industrial use
- Largest remaining clinical asset is Arkansas Surgical Hospital – well-performing practice, 5.2 years of base term remaining, and multiple 5-year options

36

**BNL Investor Day** | December 2025

# Case Study | Creative Renewal Maximizes & Preserves Value

*Proactive asset management and willingness to 'roll up our sleeves' often translates into value maximization.*

**Renewal Negotiation** | Master-Leased MOB Portfolio

Endeavor Health.

| | |
|---|---|
| State | Illinois |
| Number of Assets | 3 |
| Acquisition Date | 4Q18 |
| Acquisition Price | $13.0mm |
| Acquisition Cap Rate | 6.9% |
| Building Square Feet | 198,985 |
| ABR | $1.0mm |
| % ABR | 0.2% |



Yorkville, IL



Yorkville, IL

*Patiently worked **step by step** through renewal process for three non-core MOB master-leased assets backed by a large IG-rated healthcare operator:*

**1**

**Notified of tenant's long-term occupancy decisions in 3Q24**
- Tenant intended to vacate one of three locations but needed more time beyond the original lease expiration to move operations
- Tenant interested in striking a longer-term lease for two other sites
- Engaged representation to list the entire master lease portfolio for sale or lease immediately to drive competitive tension

**2**

**Struck a long-term renewal for two locations to maximize value**
- Agreed to a 10-year lease renewal for two of the three sites
- 102% recapture with 2.5% annual increases over the renewal term
- Master lease remains in-place for all three assets
- Negotiated an additional guaranty from Endeavor Health, which holds a long-term issuer credit rating of Aa3 from Moody's.

**3**

**Agreed to a short-term extension to provide additional flexibility**
- Agreed to a one-year extension for non-core location, a ~30% increase in rent for the added flexibility of a year extension
- Short-term arrangement provides additional 12 months to find an optimal permanent resolution, avoiding vacant carrying costs while also enhancing the yield profile

**4**

**Currently marketing all assets for sale, and short-term site for lease**
- Additional 10-years of term and an investment grade guarantee significantly improve valuation
- Confident the short-term leased asset will be resolved in advance of the new 4Q26 maturity date but will ensure all rent owed over the one-year period is collected.

## +10.0 Years

Of additional term for two out of three master-leased MOB assets

## 113%

Weighted average rent recapture, driven by creative short-term lease at an above-market rent in exchange for an additional year of flexibility

## Maximized Value

Long-term renewal at two locations coupled with an IG guarantee provides opportunity to exit at attractive valuations

## Preserved Value

Short-term arrangement at one location with considerable rent increase for one year of added flexibility, providing us 12 months to find another tenant or buyer

Source: Internal Filings
Data as of September 30, 2025

37

**BNL Investor Day** | December 2025

# **Case Study** | Viewing Non-Core Assets Through an Opportunistic Lens

*Finding opportunity where others may not and thinking creatively to potentially reposition non-core assets into core assets.*
*Proactive evaluation of 'Other' assets with leases still in place allows us to "put shovels in the ground" when the timing makes sense for BNL.*

## **Strong fundamentals** and **heightened demand** de-risk redevelopment project

C.H. ROBINSON

#96 Tenant
0.3% ABR

**Corporate Office Building (72K SF)**

*Single-story office property located three miles west of O'Hare International Airport. Tenant communicated in 2024 it will be vacating at maturity, providing 2+ years of remaining term to evaluate strategic alternatives for the site.*



Chicago, IL



Chicago MSA

**Legacy Office Asset**: located in Chicago MSA tenanted by Investment Grade 3rd party logistics company

**COVID Casualty**: WFH commenced in 2020 and never returned to 100% utilization (site shutdown in 2024)

**Premier Location**: Elevated land value and industrial redevelopment optionality given attractive in-fill location and proximity to O'Hare

### *Redevelopment Outlook & Illustrative Value Creation*

Received unsolicited interest and purchase offers for the property as-is on a vacant basis. Pursuing redevelopment project as the strong real estate fundamentals and current market demand equation mitigate redevelopment risk. In-hand purchase offers serve as investment thesis validation and proof of concept and provide downside risk mitigation.



$14.0
$14.0
$28.0
$14.0
$14.0
$46.8[1]
$18.8
Value Creation
$28.0
New Basis
Initial Investment
Land Value
Redevelopment
Estimated Value



Current Asset



Illustrative Rendering

## **Ample lease term** remaining provides **optionality** and **flexibility**

CENTENE Corporation

#31 Tenant
0.9% ABR

**Corporate Office Building (220K SF)**

*Single-story office property located approximately 8 miles south of downtown Austin and roughly 5 miles west of Austin-Bergstrom International Airport. Neighboring site was successfully redeveloped to industrial use.*

### *Investment Outlook & Optionality*

Acquired in December 2016 at a 6.75% cap rate. Investment thesis centered on strong annual rent increases, below-market pricing and a long-term lease with a Fortune 500 company.

Operations at the site were shut down during the pandemic. In-place lease expires May 2027, providing ample time to explore strategic alternatives for the site while tenant continues to pay rent and property operating expenses.



Austin
Austin, TX

## Recent neighboring industrial redevelopment provides **proof of concept**



Mar 2024
CENTENE
C
B
A
Neighboring Redevelopment



**Building C[2]**
40,402 SF Flex.
100% Leased
RSF - $18.75
Escalations – 3.25%



**Building B[2]**
114,769 SF Ind.
100% Leased
RSF - $12.94
Escalations – 3.7%



**Building A[2]**
108,055 SF Ind.
70% Leased
RSF - $14.71
Escalations – 3.5%

Source: Internal Filings
Data as of September 30, 2025
1. Illustrative. Assumes rent PSF of $16.50, 150k rentable square feet, and 5.50% exit cap rate
2. Source: Riverside (Austin, TX)

38

**BNL Investor Day** | December 2025

# Added Transparency Through New Disclosure[1] | Same Store Rent Growth

*New same store rent disclosure highlights our commitment to transparency and the strength of our portfolio*

**Contractual Annual Rent Escalations**



2.4%
2.2%
1.7%
Portfolio, 2.0%
Other
Industrial
Retail

**79.8% Leases with Annual Increases**



Contractual Fixed Increases 86.2%
CPI-Related 11.3%
Flat 2.5%

**Same Store Rent** | Q3 2025 v. Q3 2024



4.0%
Same Store Average, 2.7%
1.8%
0.8%
Other
Industrial
Retail

**Same Store Rent** | YTD 2025 v. YTD 2024



2.5%
Same Store Average, 1.8%
2.0%
1.0%
Other
Industrial
Retail

**Same store rent results reflect strong contractual escalations and the ability to improve economics through revenue generating capital expenditures and releasing activity**



San Jose, CA



Tucson, AZ

Data as of September 30, 2025; Same Store Rent disclosure and full definitions are provided on slides 40 and 71
Same Store Rent represents cash base rents for properties, net of uncollectible amounts, that we owned for the entire yearto-date period for both the current and prior year, except for properties during the current or prior year that were under development.
1. Same Store Rent Growth schedule will be added to supplemental disclosures to provided incremental portfolio performance statistics and additional details regarding portfolio activities

39
**BNL Investor Day** | December 2025

# **Same Store Rent Growth |** Three Months Ended September 30, 2025

Same Store, and Non-Same Store Properties

*Same Store Rental Revenue* [(a)]*:* represents cash base rents, net of uncollectible amounts, and excludes the amortization of above/below market leases, straight-line rent, operating expenses billed to tenants, net write-offs of accrued rental income, and other income from real estate transactions for properties that we owned for the entire year-to-date period for both current and prior year except for properties during the current or prior year that were under development. For purposes of comparability, same store rental revenue is presented on a constant currency basis by applying the exchange rate as of the balance sheet date to base currency rental revenue.

| | Number of Properties | Three months ended September 30, 2025 | 2024 | $ Change | % Change |
|---|---|---|---|---|---|
| **Same Store Properties:** | | | | | |
| Contractual rent increases | | | | | |
| Total | 666 | $ 82,523 | $ 80,921 | 1,602 | 2.0% |
| *Industrial* | *171* | *47,705* | *46,823* | *882* | *1.9%* |
| *Retail* | *470* | *27,404* | *26,883* | *521* | *1.9%* |
| *Other* | *25* | *7,414* | *7,215* | *199* | *2.8%* |
| | | | | | |
| Revenue generating capital expenditures during periods [(e)] | 6 | 2,211 | 1,997 | 214 | |
| Leasing activity | 30 | 4,399 | 3,667 | 732 | |
| Cash basis tenants [(c)] | 10 | 1,268 | 1,325 | (57) | |
| Currently vacant | 3 | 80 | 163 | (83) | |
| Same store rental revenue | *715* | *90,481* [(b)] | *88,073* [(b)] | *2,408* | 2.7% |
| *Industrial* | *185* | *52,931* | *50,898* | *2,033* | *4.0%* |
| *Retail* | *501* | *29,530* | *29,293* | *237* | *0.8%* |
| *Other* | *29* | *8,020* | *7,881* | *139* | *1.8%* |
| | | | | | |
| ***Non-Same Store Properties:*** | | | | | |
| Investments during periods | 44 [(d)] | 12,240 | 5,408 | | |
| Contractual rental amounts - current property portfolio | 759 | 102,721 | 93,481 | | |
| Sold during and prior to periods | 81 [(e)] | 248 | 2,300 | | |
| Contractual rental amounts | 840 | 102,969 | 95,781 | | |
| | | | | | |
| Straight-line and other non-cash adjustments | N/A | 5,402 | 6,159 | | |
| Other revenue [(g)] | N/A | 5,795 | 6,443 | | |
| Constant currency adjustment | N/A | 1 | 13 | | |
| Total Lease revenues, net | | $ 114,167 | $ 108,396 | | |

a. Same Store Rental Revenue represents cash base rents for properties, net of uncollectible amounts, that we owned for the entire year-to-date period for both the current and prior year, except for properties during the current or prior year that were under development.
b. Leasing to new tenants may be impacted by free rent periods in which no cash is being received. Stabilized annual cash rents on these new leases easing to new tenants may be impacted by free rent periods in which no cash is being received. Stabilized annual cash rents on these new leases impact to prior periods, pro forma same store rental revenue for the three and nine months ended, September 2025, would be 2.7% and 2.2%, respectively.
c. Represents tenants as of the most recent period ended whereby collection of rent over the entire lease term is not considered probable. Revenue is recognized based on cash received.
d. Property count excludes Transitional Capital properties.
e. Includes initial base rents in addition to the incremental rents for our revenue generating capital expenditures.
f. Properties that have initial base rents during periods presented and are no longer in current property portfolio on September 30, 2025.
g. Includes operating expenses billed to tenants, other income from real estate transactions, including lease termination fee income, and rents from transitional capital properties.

40

**BNL Investor Day** | December 2025

41 Investor Day | December 2025 Key Takeaways 1 2 3 Thoughtful portfolio construction and capital allocation decision making has produced an industrial-focused diversified portfolio of net lease real estate. Sound portfolio fundamentals translate into stable and predictable growth and provide downside protection from discrete tenant issues Newly disclosed same store growth of 2.7% (3Q25 vs. 3Q24), is the culmination of our top-tier annual rent escalations of 2.0% and a differentiated approach to active real estate management Proactive management of our real estate portfolio and a willingness to “roll up our sleeves” to create value for our shareholders and partners has translated into a strong foundation of organic growth to build upon

Speakers: Ryan Albano, Will Garner, Ryan Rahaeuser & Mike Caruso Time: 1:50 – 2:30 p.m. Core Building Block: Stabilized Acquisitions Nestlé USA Little Chute, WI

# Multi-Channel Sourcing & Flexible Capital Allocation Strategy

*Heightened competition exists within traditional channels as private and public investors look to put capital to work at unprecedented scale. Multi-channel sourcing model and flexible capital allocation strategy allow us to adapt to market changes while continuing to deliver growth.*



Sourcing **high volume** of opportunities but choosing to **remain disciplined** given current market backdrop
INDUSTRIAL & RETAIL INVESTMENT OPPORTUNITIES
AVERAGE: 8 – 12%
SUBMIT LETTER OF INTENT ("LOI")
AVERAGE: 1 – 3%
EXECUTE TRANSACTION
SOURCED & REVIEWED
$33.8B
$35.4B
$38.4B
2023
2024
2025 YTD
UNDERWRITTEN & ENGAGED
$3.8B
$4.5B
$3.0B
2023
2024
2025 YTD
CAPITAL DEPLOYED
$0.2B
$0.4B
$0.7B
2023
2024
2025 YTD [1]



Building **strong relationships** with our **partners** often leads to **repeat opportunities** given familiarity and ease of execution
Sourcing Channels: Tenants | Brokers | Sponsors | Developers
Build-to-Suit Transactions
Stabilized Acquisitions
Transitional Capital
Willingness to **think differently** and be a **solutions provider** helps to **unlock opportunities** that otherwise would not be available via traditional sourcing channels.
INDUSTRIAL & RETAIL INVESTMENT OPPORTUNITIES
**Multi-channel sourcing model** coupled with a **flexible capital allocation strategy** translates into not only a higher volume of opportunities, but higher quality

1. Includes all deals closed through Q3'25, as well as $69.5mm of remaining BTS draws in Q4 '25 (see slide 17 for details), $163.4mm of acquisitions closed after Q3 '25 earnings, and $45.0mm of incremental investment into Project Triboro, as well as $13.3mm of acquisitions under control, and $4.1mm of commitments to fund revenue generating capital expenditures with existing tenants.

43

BNL Investor Day | December 2025

# **Core Building Block of Growth** | Stabilized Acquisitions

*Stabilized acquisitions have historically been, and will continue to be, core to our business and growth model; Higher degree of selectivity in recent years given market dislocation*



Annual Capital Deployment ($ in millions)
Industrial
Stabilized Investments
BTS Fundings
Retail
Stabilized Investments
BTS Fundings
Other
Stabilized Investments
BTS Fundings
Unspecified
Under Control Investments
Remaining 2025 BTS Draws
$607
$183
$196
$228
$1,032
$859
$83
$90
COVID Pandemic & Preparing for IPO
$100
$77
$5
$18
$654
$318
$98
$238
$907
$645
$25
$237
Hyper-selectivity in response to market dislocation resulting from rate hikes
$166
$94
$63
$3
$5
$405
$114
$163
$127
$2
$729
$70 4
$17 4
$213 4
$370 4
$56
$4
2018
2019
2020
2021
2022
2023
2024
2025E

| | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 | 2025E |
|---|---|---|---|---|---|---|---|---|
| % of GAV[1] | 23.5% | 32.8% | 2.5% | 16.2% | 19.8% | 3.1% | 7.5% | 13.0%[3] |
| Investment Cap Rate[2] | 6.9% | 6.6% | 6.9% | 6.3% | 6.4% | 7.2% | 7.3% | 7.0%[3] |

**$2.9B | 73%**

Of investment volume closed since 2019 has been industrial

**$784mm | 60%**

Of stabilized investment volume and % of total investments since commencing the BTS strategy in 2023



82%

Of investment volume since 2023 has been sourced through an existing relationship[5]

Data as of September 30, 2025, unless otherwise noted; revenue generating capex investments have been grouped with "stabilized investments" and our transitional capital opportunities are divided such that Industrial Park (Olyphant, PA) investments are within "Industrial BTS Draws" and Retail Center (St. Louis, MO) investments are in "Stabilized Retail Investments"

1. % of previous year end, Gross asset value "GAV" means undepreciated book value, which represents the fair value of the assets as of the date acquired, less any subsequent write-downs due to impairment
2. Represents the estimated first year cash yield, calculated as specified cash base rent for the first full year after investment divided by property purchase price
3. Represents expected investment guidance midpoint as a % of the 2024 GAV and year to date acquisitions cap rates.
4. Includes all deals closed through Q3'25, as well as $69.5mm of remaining BTS draws in Q4 '25 (see slide 17 for details), $163.4mm of acquisitions closed after Q3 '25 earnings, and $45.0mm of incremental investment into Project Triboro, as well as $13.3mm of acquisitions under control, and $4.1mm of commitments to fund revenue generating capital expenditures with existing tenants.
5. "Relationship" includes all deals sourced directly or specifically brought to us as part of a smaller marketed transaction, as opposed to a broadly marketed one; volume includes total estimated project costs for in-place build-to-suits

44

BNL Investor Day | December 2025

# Investment Committee ("IC")

MON | TUE | WED | **THU** | FRI

*Weekly meeting complements PRC and serves as a venue for investment-related discussion and capital allocation decision making. Structured in three segments focused on (i) revenue generating capex (ii) stabilized acquisitions and (iii) build-to-suit opportunities.*

## **Purpose & Overview** | Investment Committee

- Two-hour weekly meeting (Thursday) to discuss relevant investment related updates and deal specific decisions.
- Topics include review of, but are not limited to, the following:
  - Tenant funding projects (revenue generating capex)
  - Stabilized acquisition pipeline
  - BTS opportunities / In-process project updates
  - Opportunities passed on / lost
  - Open to buy capacity
  - Equity capital markets and cost of capital updates
- Typical full investment underwriting packages presented for approval follow the below template (as applicable):
  - Executive Summary and Investment Thesis
  - Primary Risk & Mitigating Factors
  - Lease Deep-Dive
  - Real Estate Fundamentals (market, rent, basis, etc.)
  - Credit Review (industry, tenant, guarantor, developer, etc.)
  - Return Analysis & Scenario Modeling



TRANSACTION OVERVIEW



KEY RISK FACTORS & OPEN ITEMS

## Investment Lifecycle & Functional Coordination



Investment Lifecycle
Underwriting & Due Diligence
Develop
Acquire
Manage & Monitor
Disposal
Lease
Sourcing
Initial Screening
Full Underwriting
Investment Committee
Diligence / Close
Portfolio Review Committee
Identify for Disposal
Market for Sale
PSA / Close
Identify for Release
Negotiate Lease
Execute
Executive Team
Acquisitions
Underwriting
Asset Management
Legal
Return Model Utilized

45

**BNL Investor Day** | December 2025

# **Underwriting At-A-Glance** | Three Pillars Supporting Capital Allocation Decisions

## Real Estate Fundamentals

### Property Level Analysis
- Focus on asset build-out and configuration with a heightened emphasis on replacement cost
- Capex assessment, especially around lease maturity
- Strategic relevance within broader real estate footprint

### Market Fundamentals
- Deep-dive into trade area, submarket, market, and region
- Demographic trends and foot traffic data (if applicable)
- Key market statistics and trend analysis to understand supply / demand characteristics and market liquidity

### Rent & Sales Comparables
- Robust internal comp analysis supplemented with comps generated by independent third-party relationships
- Rent and basis MTM evaluation throughout entire term
- Land and vacant value assessment

### Property Level Due Diligence
- Property condition assessment
- Environmental assessment (Phase I & II if applicable)
- Survey, title, and zoning
- Lease, insurance, and legal entity diligence





\+

## Credit Structuring & Support

### Financial Statement Review
- Review 3 – 5 years of audited financials and forecasts
- Analyze profitability, leverage, liquidity, and cash flow
- Capital structure composition and access to capital
- Historical trends and relative analysis vs. peers

### Agency & Internal Risk Ratings
- External agency ratings (if applicable)
- Internal risk rating generated for all entities
- Qualitative assessment overlay to implied ratings
- Equity research and bond yields

### Business Model & Industry Risk
- Industry Dynamics: SWOT, cyclicality, exposure analysis
- Competition: market share, brand strength, pricing power
- Concentration: geographic, customer, supplier

### Lease Structure & Risk Mitigation
- Verify legal entity signing the lease
- Change of control and assignment provisions
- Parent guaranties materially reduce risk
- Security deposits and letters of credit





=

## Investment Level Returns

### Earnings Accretion
- Short-term, year one accretion
  - Spread over dollars deployed & next dollars raised
- Long-term accretion
  - Unlevered IRR v. LT WACC & Levered IRR v. LT COE

### Unlevered & Levered NPVs and IRRs
- Investment cash flows bifurcated between contractual rent and residual value to risk-adjust each component of return
- NPV partition / reliance assessment
- Residual scenario & probability weighted analysis
- Discount rate informed by internal tenant credit risk rating

### MOIC and Break-Even Analysis
- Unlevered & levered MOIC analysis across initial term
- Break-even 1.0x MOIC time horizon based on:
  - Contractual rental cash flows alone
  - Rent plus estimated vacant residual

### Sensitivity & Scenario Analysis
- Offer pricing and rent sensitivity
- Renewal scenario modeling based on tenant options
- Backfill retenanting scenario modeling
- Downside stress testing & vacant exit sensitivity





46

**BNL Investor Day** | December 2025

47 BNL Investor Day | December 2025 Underwriting At-A-Glance | A Spectrum of Opportunity Multi-dimensional approach to underwriting combats binary thinking and a “one size fits all” investment mandate TENANT CREDIT REAL ESTATE Tractor Supply | Monroe, WA Investment thesis reliant on Tenant Credit Investment thesis reliant on Real Estate ▪ Strong tenant or guarantor credit, often with an investment grade rating ▪ Long-term leases given confidence in tenant’s ability to meet the obligations of the lease over the initial term ▪ NPV reliance heavily weighted towards contractual rental cash flows that are discounted at a lower rate given the underlying strength of credit profile ▪ 1.0x MOIC break-even reached inside of original lease term, reducing reliance on renewal or vacant residual value ▪ Strong real estate fundamentals, typically located in attractive markets ▪ Below market rents and basis provide a mark-to-market opportunity in the event of a downside future vacancy scenario ▪ Attractive market supply and demand characteristics reduce downtime and increase confidence in releasability in the event of a future tenant vacancy ▪ NPV reliance heavily weighted towards real estate residual given potential value creation generated upon exit ▪ Development basis vs. stabilized value creates flexibility and optionality Sprouts Farmers Market | Dallas-Forth Worth, TX MSAAvera Health | Sioux Falls, SD Southwire | Atlanta, GA MSA BTS strategy provides access to higher quality credits and stronger real estate fundamentals All investments viewed on a sliding scale from tenant credit to real estate fundamentals - Underwriting focus and supporting analysis shift depending on each investment’s underlying thesis on the investment reliance on each factor

# Case Study | A "Conveyor Belt" of Acquisition Opportunities e2p

*Sourcing investments via relationships creates a highly scalable and sustainable pipeline of repeat opportunities, often at better terms than broadly marketed transactions given familiarity and certainty of execution.*

## Roskam Foods

| | |
|---|---|
| Properties: | 7 |
| Acquisition Quarter: | 4Q22 |
| Acquisition Price ($mm): | $235.0 |
| Initial Cash Cap Rate: | 6.64% |
| Lease Term: | 17.1 |
| Rent Escalations: | 2.00% |


Roskam Baking | Kentwood, MI

Roskam Foods is a leading contract manufacturer that produces a diverse range of frozen, refrigerated and shelf-stable products with more than 100 years of experience.



| | | | |
|---|---|---|---|
| Acquired by E2P in 2022 | 100+ years in operation | Blue Chip Customer Base | **8.1%** Straight-Line Yield |

## Furlani

| | |
|---|---|
| Properties: | 2 |
| Acquisition Quarter: | 4Q25 |
| Acquisition Price ($mm): | $46.3 |
| Initial Cash Cap Rate: | 7.00% |
| Lease Term: | 20 |
| Rent Escalations: | 2.75% |


Furlani Foods | Oak Creek, WI

Furlani Foods is a contract manufacturer of frozen specialty garlic breads for distribution to North America's leading retailers and foodservice operators for nearly 30 years.



| | | | |
|---|---|---|---|
| Acquired by E2P in 2023 | Significant Tenant Investment | Blue Chip Customer Base | **9.2%** Straight-Line Yield |

## MBC Companies / Nardone Bros. Pizza – Taste the Tradition

| | |
|---|---|
| Properties: | 1 |
| Acquisition Quarter: | 4Q25 |
| Acquisition Price ($mm): | $30.1 |
| Initial Cash Cap Rate: | 7.00% |
| Lease Term: | 20 |
| Rent Escalations: | 2.75% |


Nardone Brothers | Hanover, PA

MBC companies is a leading frozen foods platform focused on manufacturing and distributing frozen breakfast and lunch products for diverse customers that include K-12 schools, private label, convenience stores, and QSRs.



| | | | |
|---|---|---|---|
| Acquired by E2P in 2025 | 80+ years in operation | Diverse customer base | **9.2%** Straight-Line Yield |

Sources: Internal Filings, E2P, Roskam Baking, Furlani Foods, MBC Companies

## 20+ Year

Track record of success as a value-add sponsor focused on the food and beverage industry with $1.7B of assets under management

## $700mm+

Of total prospective opportunities sourced via our relationship with E2P.

## $409mm

Of investments successfully completed with E2P for 12 assets across four transactions

## +6.4%

Increase in ABR exposure to food processing tenants since our first transaction with E2P.

48

**BNL Investor Day** | December 2025

# **Case Study** | Traditional Acquisitions With Some Flavor

*Willingness to think 'outside the (traditional) box' to provide beneficial solutions for our partners leads to more deal flow, high quality off-market opportunities, and stronger long-term relationships with our tenants.*

**Acquisition** | Jelly Belly Campus



Purchase Price: $57mm
Cap Rate: 7.0%
Term: 13 Years
SF: 468K
1
2
3
4
5
Purchase Price: $8mm
Cap Rate: 8.0%
Term: 3 Years
SF: 107K



1
Visitor's Center



2
Candy Production



3
Warehouse & Distribution



4
Warehouse & Distribution



5



5

Directly sourced and closed a sale leaseback of Jelly Belly's HQ and entire manufacturing campus in Fairfield, California during 2Q24. Transaction was awarded to BNL given a deal structure that provided a holistic solution for tenant, and as a result, was looked upon more favorably than other offers with higher purchase prices.



Willingness to structure a short-term lease on a fungible ~100k warehouse storage space (#5) in addition to the more operationally critical assets (#1-4) made BNL's offer more compelling, helped to blend to a higher yield, and presents a future development opportunity!

## Directly Sourced Off-Market

## $65.0mm

**7.15%** Cap Rate

Structured as a long-term sale-leaseback on 4 buildings and a short-term lease on the 5th building, all under a master lease

## 15% MTM

Rent calibrated below market[1]

## Development Opportunity

Fungible warehouse storage space and excess land acquired at attractive valuation, offering value-add potential in the future.

Source: Internal Filings
1. Source: CoStar

49

**BNL Investor Day** | December 2025

# **Case Study** | Same Tenant, Multi-Channel Sourcing

*Longstanding tenant, familiar credit, and compelling growth story create attractive dynamic for add-on opportunities. Differentiated sourcing and investment strategies accelerate growth in exposure to highly desirable tenants.*

**Acquisitions** | Academy Sports + Outdoors ("ASO")

### Academy Store Count Evolution[3] & BNL Exposure



First Academy Transaction
Acquired newly constructed industrial asset
DC Sold
Recent Retail Acquisitions
Compelling growth story post-pandemic and strong desire to be a part of it.
125 Stores +40%
156
172
190
209
228
244
253
259
259
259
268
282
293
304
429
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Current
5Yr Plan
KKR OWNERSHIP
IPO
ACCELERATED GROWTH

**Longstanding Tenant & Familiar Credit**

Have followed the story closely since our first acquisition in 2012, making Academy one of the oldest tenants in the portfolio. A familiar credit profile and longstanding history has accelerated add-on retail acquisitions in recent years given familiarity from on-going portfolio monitoring efforts.

**Multi-Channel Sourcing Creates Scale in Retail Channel**

Successfully sourced opportunities via direct broker relationships, preferred Academy developers, and the company itself, which has turned an average $11.9mm per individual transaction into $118.5mm of total retail Academy Sports investments[1].

**Varying Investment Strategies Produce Similar Growth**

Have acquired (i) existing proven stores with strong foot traffic rankings[4] and high probability of renewal (ii) newly developed forward takeouts with long-term leases and (iii) BTS developments of new sites in proven markets

### CURRENT EXPOSURE


MCDONOUGH, GA – ACQ. 2021


TYLER, TX – ACQ. 2024


AUBURN, AL – ACQ. 2025


GREENVILLE, NC – ACQ. 2021


ROGERS, AR – ACQ. 2024


SEARCY, AR – ACQ. 2025

### OPPORTUNITIES UNDER CONTROL

BUILD-TO-SUIT
GRANBURY, TX

BUILD-TO-SUIT
MAGNOLIA, TX

BUILD-TO-SUIT
WACO, TX


SAN ANTONIO, TX (Direct SLB)

## $118.5mm

*Closed & Under Control*

Total investment in the brand since Academy emerged from the pandemic with a growth focused strategy

## $8.6mm

Of ABR following stabilization of opportunities under control, ranking Academy as #5 in the portfolio at an estimated 2.0% of ABR on a proforma basis[2]

## 83%

Of YTD investment volume + opportunities under control represent directly sourced transactions

## Three

Different transaction types included in the current portfolio and pipeline: lease assumptions, three build-to-suits, and one under control sale leaseback of a stabilized property

Source: Internal Filings
1. Includes opportunities under control
2. Pro Forma metrics include portfolio BTS projects currently underway.
3. Source: Academy Sports
4. Source: Placer.ai

50

BNL Investor Day | December 2025

51 Investor Day | December 2025 Key Takeaways 1 2 3 Relationship-focused sourcing often provides exclusive access to opportunities that we otherwise could not afford if broadly marketed. We will continue to focus on helping our partners grow their businesses while we grow ours Robust underwriting process built on three key pillars combats binary thinking and helps to support sound capital allocation decision making that translates into long-term value creation for our shareholders Despite a recent emphasis on build-to-suit transactions in light of the current net lease landscape, we will continue to opportunistically acquire stabilized industrial and retail assets as a core building block of our growth strategy

Panel Discussion: Industrial Market Insights & Outlook Speakers: Brian Osterloh, Elizabeth Holder, Nick Sansone Moderator: Ryan Salem Time: 2:40 – 3:10 p.m.

53 BNL Investor Day | December 2025 Panel Discussion | Industrial Market Insights & Outlook Nicholas Sansone Partner Sansone Group Elizabeth Holder Senior Research Analyst U.S. Industrial and Logistics JLL Brian Osterloh Executive Vice President ARCO Design / Build Ryan Salem Managing Director KeyBanc Capital Markets Panelists Moderator

Speakers: Ryan Albano, Will Garner, Sam DeLemos Time: 3:10 – 4:10 p.m. Core Building Block: Build-to-Suit Developments Southwire BTS Bremen, GA

# **Core Building Block of Growth** | Build-to-Suit ("BTS") Development

## History & Success Since Our First Build-to-Suit Transaction

***Market Backdrop Driving Strategic Focus on BTS Opportunities***

- Cap rates remain relatively flat given heightened levels of competition as public and private investors look to deploy unprecedented levels of capital into net lease
- Insatiable demand coupled with the fastest rate hike cycle in history has caused dislocation in bid-ask spreads and corresponding investment risk / return profiles

***Thoughtful Development & Successful Scaling of the BTS Strategy***

- Opportunistically stepped in to help a development parter on our first BTS transaction in 2023 and have since successfully implemented a broader strategic initiative built on development opportunities as a core building block of growth
- BTS pipeline has scaled significantly in relatively short order and lays the foundation for growth into 2026 and beyond



Cumulative Commitments
Executed LOI and Project Triboro[1]
Since formally implementing the BTS strategy following the success of our inaugural transaction in 2023, total BTS commitments have grown ~350%
$-
$201
First BTS: UNFI
$201
$315
$434
$534
$576
$898
$302
$596
1Q23
2Q23
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25

1. Includes $142.0mm of executed LOI build-to-suit developments and $160.0mm associated with Project Triboro

## Key Underlying Drivers of the Build-to-Suit Thesis

**1 — Long-term pipeline and rent growth visibility & stability**

- Robust pipeline of development projects extends pipeline visibility from 1-2 quarters to sector leading 1-2 years
- Multi-layered and continuously refreshing pipeline translates into embedded growth in future years that sets a foundation for above average results

**2 — Access to higher quality opportunities at superior yields**

- Building strong tenant and developer relationships provides access to higher quality opportunities from both a real estate and credit perspective
- Investing earlier in the development process with a heightened focus on structuring and risk mitigation allows us to lock in superior yields relative to compressed cap rates for highly marketed stabilized transactions

**3 — Value creation opportunity provides optionality & flexibility**

- Optionality to crystalize significant value creation by exiting at stabilized valuation levels following delivery and rent commencement
- Value accretion on a net asset value ("NAV") basis provides flexibility to self-fund future development projects on an accretive basis in the event the equity markets fail to provide a constructive cost of capital

*Investing at an earlier stage in the real estate development lifecycle allows us to capture a **lower basis** and **stronger yield profile**…*



Higher
Investment Returns
Lower
Speculative Development
Build-To-Suit Development
Forward Commitment
Stabilized Acquisitions
Higher
Execution Risk
Lower

*While an intense focus on structuring and **risk mitigation** provide **downside protection** and potential **exit paths** along the path to stabilization.*

55
**BNL Investor Day** | December 2025

56 BNL Investor Day | December 2025 1 2 3 4 5 6 7 81 2 3 4 5 6 70 BTS Development At-a-Glance | Key Fundamentals of a Typical Opportunity Structuring, Contacts & Key Parties Involved Land Owner Quarter: BTS Transactions From an Investor Perspective Land Purchase Construction (Site Work & Vertical) Rent Commencement Il lu s tr a ti v e B T S C a s h F lo w s Public Disclosure & Yield Construction ▪ Transactions initially reported publicly upon land acquisition ▪ First year estimated cash yield disclosure at land acquisition stage comprised of base rent plus yield earned on capitalized interest charged within the project budget ▪ Estimated funding schedule and delivery routinely updated with disclosures Accounting & Financial Statement Impact ▪ All costs incurred throughout construction (namely interest expense, real estate taxes, insurance, etc.) are capitalized into the basis and depreciated over the useful life of the asset (no AFFO impact during construction) ▪ Rent commences upon substantial completion and delivery of the asset Impact to Leverage Profile ▪ Rating agencies aligned with conclusion that pro forma leverage should include prospective EBITDA contribution given in-place leases ▪ Pro forma EBITDA contribution during construction calculated as: Amounts Funded To Date Straight- Line Yield Proportionate EBITDA Contribution Construction Monitor Developer Architect of Record Tenant General Contractor Our growing network of partners brings industry leading expertise to the table, ensuring each project is delivered seamlessly to the highest standard Thoughtful structuring, incentive alignment, and contractual risk mitigation ensure exposure to typical development related risk is limited

57 BNL Investor Day | December 2025 16mos $201mm $10.6mm 7.2% 8.6% 4Q24 S ta b il iz a ti o n Project Costs Construction Interest Project Duration Stabilized Yield Straight-Line Yield Case Study | Successful First BTS Transaction Paves the Way to Today Source: Internal Filings 1. Reflects partial quarterly rent with UNFI rent commencing in early September 2024 ($11.0) ($45.3) ($36.9) ($30.6) ($24.7) ($15.0) $0.9 $3.4 $3.6 $14.4 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 ABR Land Purchase & Horizontal Work Commencement Pad Ready & Vertical Work Commencement Substantial Completion & Rent Commencement Stabilization Seamless execution from land purchase to stabilization provided proof of concept to implement and scale the broader BTS strategic initiative. Estimated stabilized valuation in the ~6.0% cap rate translates into significant value creation estimated at approximately $35 million 2Q23 D e v e lo p m e n t S ta rt Project Costs Construction Interest Project Duration Stabilized Yield Straight-Line Yield 17mos $205mm $10.4mm 7.3% 8.3% 1mos 4mm 0.2mm 10bps 30bps ($17.3) ($20.2) Actual BTS Project Cash Flows ($ in millions) ABR Estimated Value Creation ~6.00%: $35mm+ 1

# **Case Study** | In-Process Projects On Different Ends of the Investment Spectrum

*BTS strategy often provides access to higher quality credits and stronger real estate fundamentals than traditional sourcing channels*

**TENANT CREDIT** ⟵ ⟶ **REAL ESTATE**

## AGCO (Visalia, CA)

2Q25 | INITIAL DISCLOSURE | AGCO

| Project Duration | Project Costs | Construction Interest | Stabilized Yield | Straight-Line Yield |
|---|---|---|---|---|
| 14mos | $19.5mm | $2.1mm | 7.0% | 8.5% |

***Investment thesis:*** *Long-term lease with a multi-national, publicly-traded, investment grade (S&P: BBB- | Moody's: Baa2) tenant and top five agricultural equipment manufacturer. While the thesis is weighted towards credit, the secondary market location is strategic for tenant and the distribution of its product across the central valley region.*

### *Actual & Expected Project Cash Flows[2]*

*($ in millions)*



LAND & SHELL PURCHASE
CONSTRUCTION FUNDING
RENT
($13.7mm)
($0.6mm)
($0.5mm)
($1.4mm)
($1.3mm)
($1.2mm)
$0.4mm
2Q'25
3Q'25
4Q'25
1Q'26
2Q'26
3Q'26







Warehouse
111,875 SF
Office
2,500 SF
Truck
Dock

*Land & Building Shell Acquisition* ⟶ *TI Buildout* ⟶ *Substantial Completion & Stabilization*

## Palmer Logistics[1] (Midlothian, TX)

3Q25 | INITIAL DISCLOSURE | PALMER LOGISTICS

| Project Duration | Project Costs | Preferred Interest[3] | Stabilized Yield | Straight-Line Yield |
|---|---|---|---|---|
| 12mos | $32.1mm | $0.7mm | 7.6% | 9.2% |

***Investment Thesis:*** *Highly fungible warehouse positioned in a growing industrial market in the Dallas-Fort Worth, TX MSA and leased to a 3PL operator. Joint Venture structure creates incentive alignment and provides optionality to monetize the asset at stabilized valuation levels in the future or acquire JV partner's minority interests.*

### *Expected Project Cash Flows[4]*

*($ in millions)*



LAND PURCHASE
CONSTRUCTION FUNDING
RENT
($3.1mm)
($0.9mm)
($6.1mm)
($6.3mm)
($6.7mm)
($6.7mm)
$0.6mm
($2.3mm)
2Q'25
3Q'25
4Q'25
1Q'26
2Q'26
3Q'26







Completed Building
269,700 SF

*Land Acquisition* ⟶ *Construction* ⟶ *Substantial Completion & Stabilization*

Source: Internal Filings
1. Development metrics represent our common and preferred equity investments in a consolidated joint venture, and exclude amounts attributed to non-controlling interest holders.
2. Represents actual cashflows through October 2025. Cashflows from November 2025 through Stabilization represent estimates based on current information pertaining to total project costs.
3. Represents capitalized interest (7.75%) on preferred equity component of Joint Venture
4. Expected Project Cashflows align with initial disclosure estimate

58

BNL Investor Day | December 2025

# **Case Study** | Select Industrial Build-to-Suits In Process

*Established relationships with several developer partners has translated into a robust and resilient pipeline of opportunities*



Stabilizes November 2025 & March 2026
Stabilizes October 2026
Stabilizes August 2026
1
2
3
Chicago
INDIANA
OHIO
PENNSYLVANIA
New York
MARYLAND
Kansas City
Cincinnati
MISSOURI
St. Louis
WEST VIRGINIA
KENTUCKY
VIRGINIA
TENNESSEE
NORTH CAROLINA
Memphis
Charlotte
ARKANSAS
SOUTH CAROLINA
Atlanta
ALABAMA
GEORGIA

*BTS strategy and strong relationships have provided access to newly constructed industrial assets often with stronger real estate and credit fundamentals. BTS projects currently underway feature long-term leases and strong annual escalations, which build to highly attractive straight-line yields.*



Development Costs
Estimated ABR
$114.1mm
$8.7mm
$115.4mm
$9.0mm
$78.2mm
$5.4mm
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26

## 1



*Direct BTS with existing tenant Sierra Nevada Company in Dayton, OH.*

*Long-term lease tied to government contract work with an attractive yield profile. Direct opportunity sourced from an existing relationship.*

| | | | |
|---|---|---|---|
| Cost: | $58.6mm & $55.5mm | Lease Term: | 15 Years |
| ABR Estimate: | $4.4mm & $4.3mm | Annual Escalations: | 3.0% |
| Est. Cash Cap Rate: | 7.5% & 7.7% | Straight Line Yield: | 9.3% & 9.6% |

## 2



*Partnership with Southwire and Panattoni to construct a new DC in in Bremen, GA.*

*Long-term lease and solid yield profile strategically located 15 miles from the Company's HQ. Opportunity to strengthen an existing developer relationship.*

| | | | |
|---|---|---|---|
| Cost: | $115.4mm | Lease Term: | 10 Years |
| ABR Estimate: | $9.0mm | Annual Escalations: | 2.8% |
| Est. Cash Cap Rate: | 7.8% | Straight Line Yield: | 8.8% |

## 3



*Partnership with Fiat Chrysler and Prologis to construct a new DC in in Forsyth, GA.*

*Long-term lease and solid yield profile with an investment grade top five global auto manufacturer strategically located within the Atlanta MSA.*

| | | | |
|---|---|---|---|
| Cost: | $78.2mm | Lease Term: | 15 Years |
| ABR Estimate: | $5.4mm | Annual Escalations: | 2.8% |
| Est. Cash Cap Rate: | 6.9% | Straight Line Yield: | 8.4% |

Source: Internal Filings
Note: Costs exclude capitalized interest. The estimates provided herein are subject to change and future disclosures will reflect any updates.

59

**BNL Investor Day** | December 2025

# **Case Study** | Select Retail Build-to-Suits In Process

*Retail development functions as an attractive complement to industrial projects and helps round out the broader build-to-suit strategy*



Stabilizes August 2026
Stabilized June 2025
Stabilized May 2025
Stabilizes November 2026
Stabilized November 2025
1
2
3

*While inherently smaller by nature than industrial development projects, retail build-to-suit opportunities function as a solid complement to the overall strategy. Retail development, especially on a programmatic basis, provides access to high-quality opportunities at more attractive yields than traditional sourcing channels.*



Development Costs
Estimated ABR
SEVEN BREW
$5.7mm
$0.5mm
SPROUTS FARMERS MARKET
$9.5mm
$0.7mm
Academy SPORTS+OUTDOORS | HOBBY LOBBY
$20.5mm
$1.5mm
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26
4Q26

## 1



SEVEN BREW | Porthaven Partners

*Partnership with Porthaven Partners to develop three 7Brew coffee shops across the Southeast.*

*Multiple QSR's developed at 8% yields leased to an exciting new concept with solid growth prospects and located in strong retail corridors.*

| | | | |
|---|---|---|---|
| Cost: | $5.7mm | Lease Term: | 15 Years |
| ABR Estimate: | $0.5mm | Annual Escalations: | 1.9% |
| Est. Cash Cap Rate: | 8.0% | Straight Line Yield: | 8.8% |

## 2



SPROUTS FARMERS MARKET | STREET LEVEL INVESTMENTS

*New partnership with StreetLevel Investments to develop a Sprouts Farmers Market in Bedford, TX.*

*Long-term lease with a highly successful and growing grocery store chain in a top-10 MSA with an attractive yield profile north of 7%.*

| | | | |
|---|---|---|---|
| Cost: | $9.5mm | Lease Term: | 15 Years |
| ABR Estimate: | $0.7mm | Annual Escalations: | 0.9% |
| Est. Cash Cap Rate: | 7.2% | Straight Line Yield: | 7.7% |

## 3



Illustrative Rendering

Academy SPORTS+OUTDOORS | HOBBY LOBBY | Collett

*Partnership with Academy preferred developer Collett to construct a new retail site in Granbury, TX.*

*New relationship with a preferred developer and an increase in exposure to two desirable existing tenants in a rapidly expanding MSA.*

| | | | |
|---|---|---|---|
| Cost: | $20.5mm | Lease Term: | 15 Years |
| ABR Estimate: | $1.5mm | Annual Escalations: | 0.6% |
| Est. Cash Cap Rate: | 7.1% | Straight Line Yield: | 7.4% |

Source: Internal Filings
Note: Costs exclude capitalized interest. The estimates provided herein are subject to change and future disclosures will reflect any updates.

60

**BNL Investor Day** | December 2025

61 BNL Investor Day | December 2025 Transitional Capital | Creating Solutions With Our Preferred Partners Transitional Capital has helped strengthen our relationships with preferred partners and has proven to be a sound capital allocation decision. While it has been a helpful tool, transitional capital will remain a selective investment structure used to unlock unique opportunities. TRANSITIONAL CAPITAL Investment structure that allows us to provide mutually beneficial solutions to our preferred partners How BNL Benefits from Transitional Capital How our Preferred Partners Benefit ▪ Provides exclusive access to unique opportunities with significant value creation potential ▪ Opportunity to deploy capital and earn an above market yield given the nature of the investment and the flexibility provided ▪ Builds a pipeline of opportunities with the potential to convert into BTS developments and stabilized core investments with additional time ▪ Structured with multiple exit paths that provide value and risk management flexibility for our investment at all stages of the conversion cycle ▪ Allows our partners to move with certainty, speed, and confidence ▪ Flexible source of patient capital that lowers our partner’s balance sheet burden and supports its pursuit of a higher number of opportunities that could in turn benefit BNL in the future ▪ Simplifies the number of parties at the table and sources of capital that could have misaligned incentives ▪ Creates a true partnership with incentive alignment in the form of profit, cost and risk sharing Transitional Capital Stabilized Investment Earning an Attractive Yield & Building A Prospective Pipeline Recapitalized & Paid Back Sell to Another Interested Party Transitional Capital structured to provide maximum flexibility and optionality on the conversion path to a stabilized core investment Partial Conversion Into A Stabilized Investment TRANSITIONAL CAPITAL CONVERSION CYCLE Thoughtful structuring provides the optionality to exit at multiple stages along the way, often creating value at each step of the conversion cycle

# Case Study | Transitional Capital Unlocks Opportunities

SANSONE group

*A partnership-based mindset and solutions-oriented approach provides access to unique opportunities. Providing creative and flexible solutions through deal structuring results in a 'win-win' for all parties involved.*

**Acquisition** | Sunset Hills Shopping Center

- Directly partnered with Sansone Group following the UNFI build-to-suit on the recapitalization of the Plaza and Shoppes at Sunset Hills, a ~450K SF retail power center, located in St. Louis, MO
- Creatively deconstructed the shopping center into multiple pieces to provide Sansone flexibility to perform the value-add lease-up work on the in-line component, while providing BNL access to free-standing outparcel assets under long-term net leases
  - **Fee Simple Outparcel Acquisitions**: Opportunity to acquire seven single-tenant net lease retail outparcels in a strong market with sound real estate fundamentals leased to resilient and experienced operators at above-market yields
  - **Transitional Capital for In-line Retail Boxes:** Opportunity to creatively structure a transitional solution that provides flexibility to lease up vacancies to maximize the value of the center upon a future sale or recapitalization, while providing an above market yield on invested capital during our hold
    - Sansone has managed the center since it was constructed in the mid-90's and has retained management as a third-party PM since acquisition
    - Substantially all available vacancies in the center have since been leased and the center's anchor (Home Depot) has signed a 10-year renewal

Fee Simple Ownership | In-Line Retail Consolidated Joint-Venture


Watson Road VPD: 22,620
US 61 N VPD: 20,685
Dobbs Tire & Auto Center
Walnut Grill
Lion's Choice
GameStop
Sprint
Marshalls
Party City
Great Clips
Mattress Firm

| Capital | Description / Terms | Amount | Yield |
|---|---|---|---|
| Fee Simple | ▪ 7 individual outparcels<br>▪ Absolute NNN leases<br>▪ WALT: 14.5 years<br>▪ 1.5% escalations | $32.5mm | 8.00% |
| Preferred Equity | ▪ Remaining Term: 1.8 years<br>▪ Two 1yr extension options<br>▪ 50bp extension fees<br>▪ Ability to draw additional $8mm to fund lease-up if needed | $52.8mm (Up to $60mm) | 8.00% |
| **Total** | | **$85.3mm** (Up to $92.5mm) | **8.00%** |

Source: Internal Filings

**8.0%**

Yield on $85mm+ of invested capital

**100-200bps+**

Of spread on select outparcel assets given acquisition cap rate of 8% and one-off transaction comps at more aggressive pricing levels

**~80% ➡ 98%+**

Change in occupancy since investment, representing significant value-add from lease-up activity

**10-Year**

Renewal agreement struck with anchor tenant Home Depot following investment, eliminating the single largest leasing risk in the plaza

62

BNL Investor Day | December 2025

# **Case Study** | Most Recent Development Project In-Process

SANSONE group

*Latest investment could materialize into a sizable pipeline of industrial BTS opportunities for years to come. Strong fundamentals backstop our initial investment and create significant optionality to explore multiple strategic paths for the site.*

**Investment** | Project Triboro

- Opportunity sourced with one of our preferred partners, Sansone Group, who we have partnered with on several opportunities to date and continue to evaluate a pipeline of prospective future projects
- Project Triboro is a development opportunity located within the I-87 / 78 corridor just outside of Scranton, PA, and encompasses 550+ acres of developable land that is fully entitled across four pads
- To date, we have invested $90mm in the form of transitional capital in consolidated joint ventures with Sansone to acquire the land and have commenced site work while simultaneously completing a strategic alternatives assessment for the site
- Transitional capital investment is currently earning a preferred return of 7.8% and has the potential to covert into a stabilized pipeline of core industrial developments for years to come
- Strong fundamentals (see right) provide confidence in our initial investment and the future potential value creation opportunity regardless of the path selected




Carbondale
Honesdale
Pittston
Hazleton
Allentown
Reading
King of Prussia
West Chester
Philadelphia
Wilmington
Princeton
Newark
New York
White Plains
New Rochelle
Stamford
Bridgeport
Danbury
Poughkeepsie
Long Island
Lakewood
Toms River
Project Triboro

**Control & Decision-Making Rights** – BNL maintains exit and approval rights over all key decisions per the executed joint venture agreement.

**Land Value Backstop** – Confident that purchase price per acre of ~$150k provides a solid backstop (~$20/buildable ft), substantiated by multiple unsolicited offers north of $200mm.

**Fully Entitled** – The site is fully entitled for industrial development, which significantly compresses the timeline to delivery.

**Heavy Water & Power Access** – Pennsylvania Power & Light has committed 300MW of power within the first 36 months and up to 1GW thereafter, creating another path for incremental value creation ahead of a broader development plan.

**Location / Proximity** – Situated in the 1-87 / 78 corridor in proximity to major NE metros (New York, Philadelphia, etc.) provides significant logistical advantages for industrial users.

**Industrial Supply / Demand Equation** – Strong industrial fundamentals support leasing demand for 1mm+ SF distribution and warehouse projects given limited supply and expected deliveries[1]. Speed to deliver is the single largest question among interested industrial users.

**Data Center Potential** – Potential to convert the project to a data center with minimal permit and zoning modifications. 1GW+ of power has garnered the attention of hyper-scalers, some of whom have submitted purchase offers for the land at a significant premium to our basis, further providing proof of concept and protection of our initial investment.

Note:
1. Source: CoStar

63

**BNL Investor Day** | December 2025

64 Investor Day | December 2025 Key Takeaways 1 2 3 Thoughtfully developed, successfully implemented, and quickly scaled a build-to-suit strategy with nearly $900 million of capital dedicated to 20 development projects A broad network of development partners and a solutions- oriented mindset has translated into a pipeline of opportunities that will drive growth for years to come. With the foundation laid, the number of annual project starts needed to drive attractive growth has decreased significantly Build-to-suit projects create value not traditionally available in net lease investing, providing optionality and flexibility, all of which is showcased by our robust in-process development pipeline

Speakers: John Moragne, Ryan Albano, & Kevin Fennell Time: 4:10 – 4:30 p.m. Financial Policy and 2026 Guidance Fiat Chrysler Automobiles Forsyth, GA

# Putting Our Investment Grade Balance Sheet to Work

*Balance sheet positioning since 2023, with Pro Forma leverage of ~5.0x, provides the opportunity to put our balance sheet to work with a pipeline of high-quality build-to-suits.*

## Leverage Capacity & Debt Structure Provide Flexibility

- Flexible capital structure designed to support growth while maintaining disciplined leverage
- Targeting ~6.0x pro forma leverage on a sustained basis, supported by disciplined capital management
- Ability to monetize and recycle build-to-suit developments provides an additional lever to manage capital sources
- Well-laddered debt maturities and diversified funding sources reduce refinancing risks and enhance liquidity
- Consistent focus on preserving credit strength while supporting investments and shareholder returns

## Key Credit Metrics (as of September 30, 2025)

| | | |
|---|---|---|
| **5.4x**<br>Pro Forma Net Debt / Annualized Adjusted EBITDAre | **3.2x**<br>Fixed Charge Coverage Ratio | **BBB / Baa2**<br>Issuer Ratings |
| **1.0%**<br>Secured Indebtedness Ratio | **$1.0 Billion**<br>of Corporate Liquidity | **Stable / Stable**<br>Ratings Outlook |

## Ample Covenant Cushion



Covenant Requirement
Q3 2025
Leverage Ratio[1]
≤ 60%
37%
Secured Indebtedness[2]
≤ 40%
1.0%
Unencumbered Property[1]
≤ 60%
42%
Unencumbered Coverage Ratio[2]
≥1.75x
3.43x
Fixed Charge Coverage Ratio[2]
≥1.50x
4.23x

## Well-Laddered Debt Maturities ($, mm)



Unsecured Credit Facilities
Senior Unsecured Notes
Mortgages
Unsecured Revolving Credit Facility
Undrawn Revolver Capacity
Weighted Average Debt Maturity: 4.4 yrs[3]
$0
$17
$352
$263
$300
$1,600
$375
$350
2025
2026
2027
2028
2029
2030
2031
2032+

**< 6.0x**

Pro forma leverage target on a sustained basis

**~$900mm**

In revolver capacity to fund ongoing and new build-to-suit starts and investment activity, with ample covenant headroom

**No debt maturities until April 2027**

Data as of September 30, 2025

1. Calculated in accordance with senior unsecured notes
2. Calculated in accordance with revolving credit facility, unsecured term loans and senior unsecured notes.
3. Revolving Credit Facility reflected above assumes exercise of two six-month extension options; 2028 unsecured term loan reflected above assumes exercise of two twelve-month extension options subject to certain conditions.

66

BNL Investor Day | December 2025

BNL Investor Day | December 2025 67 80.1% 78.4% 77.3% 75.8% 72.7% 71.2% 68.8% 65.1% 63.9% Peer Average, 72.0% FCPT GTY BNL O WPC ADC NNN NTST EPRT 6.6% 6.5% 5.9% 5.7% 5.7% 5.4% 4.7% 4.1% 3.8% Peer Average, 5.2% GTY BNL FCPT NNN O WPC NTST ADC EPRT Source: Public filings and market data as of November 25, 2025 1. 2025E AFFO per share growth is based on the consensus estimates as of November 25, 2025 Returning Growth to Shareholders Through Dividends Solid dividend growth history and visibility into 2025 and 2026 AFFO growth provides a path for dividend growth Dividend Yield vs. PeersCurrent AFFO Payout Ratio vs. Peers $1.025 $1.080 $1.120 $1.155 $1.160 2021 2022 2023 2024 2025E 6.5% Dividend yield expected to normalize with in-place growth plans Mid-70% Long-term targeted dividend payout ratio +13% Dividend growth since 2021 2025E AFFO Per Share Growth1 2.9% 3.4% 4.2% 1.4% 5.3% 4.3% 2.4% 4.0% 8.0% Cumulative Dividend Per Share Growth (Since 2021) 20.1% 13.2% 11.1% 12.2% 13.2% (14.3%) 6.2% 18.2% 20.3%

# **Cost of Capital** | Optionality to Create Our Own Virtuous Cycle

*While year-to-date share price performance has trended positively and we have raised limited equity alongside additional investment activity, our differentiated growth strategy and build-to-suit developments provide an opportunity to create our own cost of capital, as needed.*

## BNL's Virtuous Cycle

### Accretively Recycle Proceeds

- Capital allocation decision to fund additional BTS to keep cycle going or target stabilized investments

### Develop at Higher Yields

- Current BTS pipeline average of 7.5% initial cap rate with a straight-line yield of 8.9%, ~50bps and ~70bps better than YTD stabilized deals, respectively

### Optionality to Monetize

- Target ~100bps of potential value creation compared to first-year yields
- 2-year hold period for optimal tax-efficient sale

### Collect Above Average Yield

- Boosts medium-term earnings upon commencement

## TSR Opportunity[1] | Implied Potential Appreciation

| Current AFFO Multiple | Peer Average Multiple | Premium Multiple |
|---|---|---|
| 11.4x | 13.4x | 16.0x |



Dividend Yield
Price Appreciation
8.2%
25.7%
48.1%
BNL Current Multiple
Peer Average Multiple
Premium Multiple

**BNL Receives:**

- Improved cost of equity to fund deal flow
- Ability to invest further in above-average BTS yields without shrinking asset base

**Shareholder Benefit:**

- Future earnings growth as the result of increased deal volume
- Dividend growth
- Higher total shareholder returns

Source: Market data as of November 25, 2025
1. Illustratively shows potential total shareholder return ("TSR") for the period November 25, 2025, through year end 2026 assuming different AFFO multiples on 2026 AFFO per share guidance midpoint to quantify potential share price appreciation. Conservatively assumes no dividend growth in 2026 for illustrative purposes.

68
BNL Investor Day | December 2025

BNL Investor Day | December 2025 69 4.0% 2026 AFFO growth at the midpoint of guidance 7.0% - 8.0% Embedded 2026 ABR growth based on investments and dispositions guidance, in-process developments, and 2.0% ABR growth from in-place portfolio 4.2% - 4.9% Expected 2025 AFFO growth Current 2025 Guidance (unchanged) 2026 Guidance Adjusted Funds From Operation (AFFO) Per Share $1.49 - $1.50 per share $1.53 - $1.57 per share Total Investments $650 - $750mm $500 - $625mm Dispositions $75 - $100mm $75 - $100mm Total Core General & Administrative Expenses $30 - $31mm $30.5 - $31.5mm 2026 Guidance | Driving Long-term Sustainable Growth Successful commencement of $583 million in build-to-suit starts in 2025 lays the foundation for mid-single digit AFFO growth in 2026 with limited additional acquisition volume and build-to-suit starts needed to drive 2026 and 2027 growth. Note: Per share results are sensitive to both the timing and amount of real estate investments, property disposit ions, and capital markets activities that occur throughout the year.

# **Core Building Blocks** | An Opportunity For Growth Into 2027

*Differentiated strategy provides resilience and varying levers to drive long-term shareholder value accretion, especially for outer years.*

**1 IN-PLACE PORTFOLIO**

**+2.0%**

Average annual rent escalation provides…

**+$8.5 – $9.5mm**

Of estimated ABR from in-place portfolio

**2 BUILD-TO-SUIT DEVELOPMENTS**

**+$19.0 - $20.0mm**

Of estimated ABR to rent commence throughout 2027 inclusive of current executed LOI BTS and new 2026 starts to maintain a pipeline of at least $300-$500mm under development

**3 STABILIZED ACQUISITIONS**

**Opportunistic**

Optionality to add additional stabilized transactions in 2027 would be upside to a strategy that is projecting 8.2% NOI growth

## Building Blocks of NOI Growth Into 2027 [1,3]



NOI CAGR: +7.6%
$381.6
+6.7%
$407.0
+7.9%
$439.0
+8.2%
$475.0
2024A
2025E
2026E
2027E

**$27.5mm+**

Of new ABR estimated to commence in 2027 before contemplating any stabilized acquisitions in 2027

**At Least 6.0%**

Year-over-year ABR growth in 2027 compared to expected 2026 ABR[2] before contemplating any stabilized acquisitions in 2027

**+7.6%**

Projected NOI growth CAGR 2024 – 2027 as a result of establishing a differentiated strategy[3]

1. Assumes 75bps of bad debt in each of 2026 and 2027 and 3.0% unreimbursed property operating expense growth in 2026 and 2027; 2027 NOI is a run-rate based on assumptions included in 2026 guidance
2. Please see previous slide for details on 2026 ABR expectations
3. Fluctuations in the comparison of ABR growth and NOI growth in any given period is largely related to timing of investments or when BTS reach stabilization. For more details on the timing of in-process developments, please reference earlier slides.

70

BNL Investor Day | December 2025

71 BNL Investor Day | December 2025 Broadstone’s Vision for the Future Generate a robust and resilient pipeline of build-to-suit developments, creating unique value in the net lease space and providing sector-leading multi-year visibility into a compelling growth profile Help our clients and partners grow their businesses while we grow ours Accretively and opportunistically acquire stabilized acquisitions at attractive spreads as a core part of our growth model, primarily through our relationship- based approach and deep network Provide transparency through sector-leading disclosure and frequent shareholder engagement Drive long-term shareholder value through mid-single digit year-over-year AFFO per share growth, translating into dividend growth and potential share price appreciation

Closing Remarks & Q&A Speakers: John Moragne Time: 4:30 – 5:00 p.m. 7 Brew Tulsa, OK

APPENDIX Wegmans Sterling, VA

74 BNL Investor Day | December 2025 Disclaimers CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies, and prospects, both business and financial. Such forward- looking statements can generally be identified by our use of forward-looking terminology such as “outlook,” “potential,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “expects,” “intends,” “anticipates,” “estimates,” “plans,” “would be,” “believes,” “continues,” or the negative version of these words or other comparable words. Forward-looking statements, including our 2025 and 2026 guidance, involve known and unknown risks and uncertainties, which may cause BNL’s actual future results to differ materially from expected results, including, without limitation, general econ omic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, property acquisitions, and the timing and uncertainty of completing these acquisitions, potential delays and disruptions with respect to ongoing or planned development projects, and uncertainties regarding future distributions to our stockholders. These and other risks, assumptions, and uncertainties are described in Item 1A “Risk Facto rs” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 20, 2025, and Item 1A “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 1, 2025, which you are encouraged to read, and are available on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date they are made. The Company assumes no obligation to, and does not current ly intend to, update any forward- looking statements after the date of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise. TRADEMARK DISCLAIMER This document contains references to copyrights, trademarks, trade names, and service marks that belong to other companies. Broadstone Net Lease is not affiliated or associated with, and is not endorsed by and does not endorse, such companies or their products or services. NON-GAAP FINANCIAL INFORMATION This presentation contains certain financial information that is not presented in conformity with accounting principles gener ally accepted in the United States of America (GAAP), including funds from operations (“FFO”), core funds from operations (“Core FFO”), adjusted funds from operations (“AFFO”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA further adjusted to exclude gains (losses) on sales of depr eciable property and provisions for impairment on investments in real estate (“EBITDAre”), Adjusted EBITDAre, Annualized Adjusted EBITDAre and Net Debt. We believe the use of FFO, Core FFO, and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. We believe that EBITDA provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We believe that the presentation of Net Debt to Annualized Adjusted EBITDAre is a useful measure of our ability to repay debt and a relative measure of leverage and is used in communications with our lenders and rating agencies regarding our credit rating. Such non-GAAP measures should not be considered in isolation or as an indicator of the Company's performance. Furthermore, they should not be seen as a substitute for metrics prepared in accordan ce with GAAP. Reconciliations of these measures to their most directly comparable GAAP measures for the periods that are presented in this presentation can be found in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Non-GAAP Measures” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 20, 2025.

75 BNL Investor Day | December 2025 Supplemental Definitions Definitions and Explanations Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI: Our reported results and net earnings per diluted share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted NOI and Adjusted Cash NOI are non-GAAP financial measures that we believe are useful to assess property-level performance. We compute Adjusted NOI by adjusting Adjusted EBITDAre (defined below) to exclude general and administrative expenses incurred at the corporate level. Given the net lease nature of our portfolio, we do not incur general and administrative expenses at the property level. To compute Adjusted Cash NOI, we adjust Adjusted NOI to exclude non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash items, based on an estimate calculated as if all investment and disposition activity that took place during the quarter had occurred on the first day of the quarter. We then annualize quarterly Adjusted NOI and Adjusted Cash NOI by multiplying each amount by four to compute Annualized Adjusted NOI and Annualized Adjusted Cash NOI, respectively, which are also non-GAAP financial measures. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. We believe that the exclusion of certain non-cash revenues and expenses from Adjusted Cash NOI is a useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses. You should not unduly rely on Annualized Adjusted NOI and Annualized Adjusted Cash NOI as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Additionally, our computation of Adjusted NOI and Adjusted Cash NOI may differ from the methodology for calculating these metrics used by companies in our industry, and, therefore, may not be comparable to similarly titled measures reported by other companies. Adjusted Secured Overnight Financing Rate (SOFR): We define Adjusted SOFR as the current one-month term SOFR plus an adjustment of 0.10% per the terms of our credit facilities. Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, excluding the impacts of short-term rent deferrals, abatements, or free rent, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for investments made during the month. Cash Capitalization Rate: Cash Capitalization Rate represents either (1) for acquisitions and new build-to-suit developments, our pro-rata share of the estimated first year cash yield to be generated on a real estate investment, which was estimated at the time of investment based on the contractually specified cash base rent for the first full year after the date of the investment, divided by the purchase price for the property excluding capitalized acquisition costs, or (2) for dispositions, the property’s ABR in effect immediately prior to the disposition, divided by the disposition price, or (3) for transitional capital, the contractual cash yield to be generated on total invested capital. EBITDA, EBITDAre, Adjusted EBITDAre, Pro Forma Adjusted EBITDAre, Annualized EBITDAre, Annualized Adjusted EBITDAre, and Pro Forma Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, Pro Forma Adjusted EBITDAre, Annualized EBITDAre, Annualized Adjusted EBITDAre, and Pro Forma Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. Adjusted EBITDAre represents EBITDAre, adjusted to reflect revenue producing investments and dispositions for the quarter as if such investments and dispositions had occurred at the beginning of the quarter, and to exclude certain GAAP income and expense amounts that are either non-cash, such as cost of debt extinguishments, realized or unrealized gains and losses on foreign currency transactions, or gains on insurance recoveries, or that we believe are one time, or unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, and to eliminate the impact of lease termination fees, and other items that are not a result of normal operations. While investments in build-to-suit developments have an immediate impact to Net Debt, we do not make an adjustment to EBITDAre until the quarter in which the lease commences. We define our Pro Forma Adjusted EBITDAre as Adjusted EBITDAre adjusted to show the impact of estimated contractual revenues based on in-process development spend to-date. Our Pro Forma Net Debt is defined as Net Debt adjusted for estimated net proceeds from forward sale agreements that have not settled as if they have been physically settled for cash as of the period presented. We then annualize quarterly Adjusted EBITDAre and Pro Forma Adjusted EBITDAre by multiplying them by four (“Annualized Adjusted EBITDAre” and “Annualized Pro Forma Adjusted EBITDAre”). You should not unduly rely on this measure as it is based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre for future periods may be significantly different from our Annualized Adjusted EBITDAre. Adjusted EBITDAre and Annualized Adjusted EBITDAre are not measurements of performance under GAAP, and our Adjusted EBITDAre and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider our Adjusted EBITDAre and Annualized Adjusted EBITDAre as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

76 BNL Investor Day | December 2025 Supplemental Definitions Continued Definitions and Explanations Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO): FFO, Core FFO, and AFFO are non-GAAP measures. We believe the use of FFO, Core FFO, and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute Core FFO by adjusting FFO to exclude certain GAAP income and expense amounts that we believe are infrequently recurring, unusual in nature, or not related to its core real estate operations, including write-offs or recoveries of accrued rental income, lease termination fees and other non-core income from real estate transactions, severance and employee transition costs, and other extraordinary items. We compute AFFO by adjusting Core FFO for certain revenues and expenses that are non-cash or unique in nature, including straight-line rents, amortization of lease intangibles, amortization of debt issuance costs, adjustment to provision for credit losses, non-capitalized transaction costs such as acquisition costs related to deals that failed to transact, (gain) loss on interest rate swaps and other non-cash interest expense, deferred taxes, stock-based compensation, and other specified non-cash items. Gross Debt: We define Gross Debt as total debt plus debt issuance costs and original issuance discount. Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Gross Debt less cash and cash equivalents and restricted cash. Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” or “leased” means as of a specified date the quotient of (1) the total rentable square footage of our properties minus the square footage of our properties that are vacant and from which we are not receiving any rental payment, and (2) the total square footage of our properties. Rent Coverage Ratio: Rent Coverage Ratio means the ratio of tenant-reported or, when available, management’s estimate, based on tenant-reported financial information, of annual earnings before interest, taxes, depreciation, amortization, and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. Straight-line Yield: Straight-line yield represents our pro-rata share of the estimated first year yield to be generated on a real estate investment, which was computed at the time of investment based on the straight-line annual rental income computed in accordance with GAAP, divided by the purchase price. Definitions Related to Development Properties: • Estimated Total Project Investment: Represents the estimated costs to be incurred to complete development of each project. We expect to update our estimates upon completion of the project, or sooner if there are any significant changes to expected costs from quarter to quarter. Excludes capitalized costs consisting of capitalized interest and other acquisition costs. • Estimated Cash Capitalization Rate: Calculated by dividing the estimated first year cash yield to be generated on a real estate investment by the Estimated Total Project Investment for the property. • Estimated Straight-line Yield: Represents the estimated first year yield to be generated on a real estate investment, which was computed at the time of investment based on the estimated annual straight-line rental income computed in accordance with GAAP, divided by the Estimated Total Project Investment. • Start Date: The Start Date represents the period in which we have begun physical construction on a property. • Target Stabilization Date: The Target Stabilization Date is our current estimate of the period in which we will have substantially completed a project and the project is made available for occupancy. We expect to update our timing estimates on a quarterly basis. Same Store Rental Revenue: represents cash base rents, net of uncollectible amounts, and excludes the amortization of above/below market leases, straight-line rent, operating expenses billed to tenants, net write-offs of accrued rental income, and other income from real estate transactions for properties that we owned for the entire year-to-date period for both current and prior year except for properties during the current or prior year that were under development or invested in through revenue generating capital expenditures. For purposes of comparability, same store rental revenue is presented on a constant currency basis by applying the exchange rate as of the balance sheet date to base currency rental revenue.

# **Same Store Rental Revenue** | Three Months Ended September 30, 2025

## Same Store, and Non-Same Store Properties

*Same Store Rental Revenue* [(a)]*:* represents cash base rents, net of uncollectible amounts, and excludes the amortization of above/below market leases, straight-line rent, operating expenses billed to tenants, net write-offs of accrued rental income, and other income from real estate transactions for properti es that we owned for the entire year-to-date period for both current and prior year except for properties during the current or prior year that were under development or invested in through revenue generating capital expenditures. For purposes of comparability, same store rental revenue is presented on a constant currency basis by applying the exchange rate as of the balance sheet date to base currency rental revenue.

| | | Three months ended September 30, | | | |
|---|---|---|---|---|---|
| | Number of Properties | 2025 | 2024 | $ Change | % Change |
| **Same Store Properties:** | | | | | |
| Contractual rent increases | | | | | |
| Total | 666 | $ 82,523 | $ 80,921 | 1,602 | 2.0% |
| *Industrial* | *171* | *47,705* | *46,823* | *882* | *1.9%* |
| *Retail* | *470* | *27,404* | *26,883* | *521* | *1.9%* |
| *Other* | *25* | *7,414* | *7,215* | *199* | *2.8%* |
| | | | | | |
| Revenue generating capital expenditures during periods [(e)] | 6 | 2,211 | 1,997 | 214 | |
| Leasing activity | 30 | 4,399 | 3,667 | 732 | |
| Cash basis tenants [(c)] | 10 | 1,268 | 1,325 | (57) | |
| Currently vacant | 3 | 80 | 163 | (83) | |
| Same store rental revenue | *715* | *90,481* [(b)] | *88,073* [(b)] | *2,408* | 2.7% |
| *Industrial* | *185* | *52,931* | *50,898* | *2,033* | *4.0%* |
| *Retail* | *501* | *29,530* | *29,293* | *237* | *0.8%* |
| *Other* | *29* | *8,020* | *7,881* | *139* | *1.8%* |
| | | | | | |
| ***Non-Same Store Properties:*** | | | | | |
| Investments during periods | 44 [(d)] | 12,240 | 5,408 | | |
| Contractual rental amounts - current property portfolio | 759 | 102,721 | 93,481 | | |
| Sold during and prior to periods | 81 [(f)] | 248 | 2,300 | | |
| Contractual rental amounts | 840 | 102,969 | 95,781 | | |
| | | | | | |
| Straight-line and other non-cash adjustments | N/A | 5,402 | 6,159 | | |
| Other revenue [(g)] | N/A | 5,795 | 6,443 | | |
| Constant currency adjustment | N/A | 1 | 13 | | |
| Total Lease revenues, net | | $ 114,167 | $ 108,396 | | |

a. Same Store Rental Revenue represents cash base rents for properties, net of uncollectible amounts, that we owned for the entire year-to-date period for both the current and prior year, except for properties during the current or prior year that were under development.
b. Leasing to new tenants may be impacted by free rent periods in which no cash is being received. Stabilized annual cash rents on these new leases easing to new tenants may be impacted by free rent periods in which no cash is being received. Stabilized annual cash rents on these new leases impact to prior periods, pro forma same store rental revenue for the three and nine months ended, September 2025, would be 2.7% and 2.2%, respectively.
c. Represents tenants as of the most recent period ended whereby collection of rent over the entire lease term is not considered probable. Revenue is recognized based on cash received.
d. Property count excludes Transitional Capital properties.
e. Includes initial base rents in addition to the incremental rents for our revenue generating capital expenditures.
f. Properties that have initial base rents during periods presented and are no longer in current property portfolio on September 30, 2025.
g. Includes operating expenses billed to tenants, other income from real estate transactions, including lease termination fee income, and rents from transitional capital properties.

77

**BNL Investor Day** | December 2025

# **Same Store Rental Revenue** | Nine Months Ended September 30, 2025

Same Store, and Non-Same Store Properties

| | Number of Properties | Nine months ended September 30, 2025 | Nine months ended September 30, 2024 | $ Change | % Change |
|---|---|---|---|---|---|
| **Same Store Properties [(a)]:** | | | | | |
| Contractual rent increases | | | | | |
| Total | 666 | 246,401 | 241,950 | 4,451 | 1.8% |
| *Industrial* | *171* | *142,323* | *139,973* | *2,350* | *1.7%* |
| *Retail* | *470* | *81,975* | *80,404* | *1,571* | *2.0%* |
| *Other* | *25* | *22,103* | *21,574* | *529* | *2.5%* |
| | | | | | |
| Revenue generating capital expenditures during periods [(e)] | 6 | 6,344 | 5,957 | 387 | |
| Leasing activity | 30 | 12,253 | 12,292 | (39) | |
| Cash basis tenants [(c)] | 10 | 3,897 | 3,948 | (51) | |
| Currently vacant | 3 | 378 | 488 | (110) | |
| Same store rental revenue | *715* | *269,273* (b) | *264,635* (b) | *4,638* | 1.8% |
| *Industrial* | *185* | *156,523* | *153,387* | *3,136* | *2.0%* |
| *Retail* | *501* | *88,587* | *87,684* | *903* | *1.0%* |
| *Other* | *29* | *24,163* | *23,564* | *599* | *2.5%* |
| | | | | | |
| ***Non-Same Store Properties:*** | | | | | |
| Investments during periods | 44 (d) | 32,091 | 8,407 | | |
| Contractual rental amounts - current property portfolio | 759 | 301,364 | 273,042 | | |
| Sold during and prior to periods | 81 (f) | 2,221 | 14,951 | | |
| Contractual rental amounts | 840 | 303,585 | 287,993 | | |
| | | | | | |
| Straight-line and other non-cash adjustments | N/A | 16,714 | 15,323 | | |
| Other revenue [(g)] | N/A | 15,674 | 16,277 | | |
| Constant currency adjustment | N/A | (130) | 77 | | |
| Total Lease revenues, net | | $ 335,843 | $ 319,670 | | |

a. Refer to Same Store Rental Revenue definition on slide 77
b. Leasing to new tenants may be impacted by free rent periods in which no cash is being received. Stabilized annual cash rents on these new leases easing to new tenants may be impacted by free rent periods in which no cash is being received. Stabilized annual cash rents on these new leases impact to prior periods, pro forma same store rental revenue for the three and nine months ended, September 2025, would be 2.7% and 2.2%, respectively.
c. Represents tenants as of the most recent period ended whereby collection of rent over the entire lease term is not considered probable. Revenue is recognized based on cash received.
d. Property count excludes Transitional Capital properties.
e. Includes initial base rents in addition to the incremental rents for our revenue generating capital expenditures.
f. Properties that have initial base rents during periods presented and are no longer in current property portfolio on September 30, 2025.
g. Includes operating expenses billed to tenants, other income from real estate transactions, including lease termination fee income, and rents from transitional capital properties.

78

**BNL Investor Day** | December 2025

# GAAP Reconciliations

## Funds from operations (FFO), Core FFO, and Adjusted Funds from Operations (AFFO)

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | September 30, 2025 | June 30, 2025 | March 31, 2025 | December 31, 2024 | September 30, 2024 |
| **Net income** | $ 27,065 | $ 19,830 | $ 17,493 | $ 27,607 | $ 37,268 |
| Real property depreciation and amortization | 40,164 | 42,492 | 39,411 | 42,902 | 37,932 |
| Gain on sale of real estate | (3,259) | (566) | (405) | (8,196) | (2,441) |
| Provision for impairment of investment in rental properties | 6,999 | 11,939 | 16,128 | 17,690 | 1,059 |
| **FFO** | **$ 70,969** | **$ 73,695** | **$ 72,627** | **$ 80,003** | **$ 73,818** |
| Net write-offs of accrued rental income | 755 | 3 | 2,228 | 120 | — |
| Other non-core income from real estate transactions | (27) | (46) | (63) | (1,183) | (887) |
| Cost of debt extinguishment | — | — | 165 | — | — |
| Severance and employee transition costs | 1 | 53 | 1 | 187 | 98 |
| Other (income) expenses [1] | (1,312) | 3,445 | 322 | (4,700) | 942 |
| **Core FFO** | **$ 70,386** | **$ 77,150** | **$ 75,280** | **$ 74,427** | **$ 73,971** |
| Straight-line rent adjustment | (4,960) | (5,586) | (5,907) | (6,312) | (5,309) |
| Adjustment to provision for credit losses | — | (13) | — | — | — |
| Amortization of debt issuance costs | 1,357 | 1,328 | 1,237 | 983 | 983 |
| Non-capitalized transaction costs | 125 | 142 | 117 | 299 | 25 |
| Realized gain or loss on interest rate swaps and other non-cash interest expense | 6,116 | 7 | 2 | (6) | (5) |
| Amortization of lease intangibles | (1,198) | (1,191) | (1,064) | (991) | (1,309) |
| Stock-based compensation | 2,488 | 2,471 | 2,147 | 1,977 | 1,829 |
| Deferred taxes | — | — | — | 155 | — |
| **AFFO** | **$ 74,314** | **$ 74,308** | **$ 71,812** | **$ 70,532** | **$ 70,185** |
| | | | | | |
| Diluted weighted average shares outstanding [2] | 197,632 | 197,138 | 196,898 | 196,697 | 196,932 |
| Net earnings per diluted share [3] | $ 0.14 | $ 0.10 | $ 0.09 | $ 0.14 | $ 0.19 |
| FFO per diluted share [3] | 0.36 | 0.37 | 0.37 | 0.41 | 0.37 |
| Core FFO per diluted share [3] | 0.35 | 0.39 | 0.38 | 0.38 | 0.37 |
| **AFFO per diluted share** [3] | 0.37 | 0.38 | 0.36 | 0.36 | 0.35 |

1. Amount includes $1.3 million of unrealized and realized foreign exchange loss for the three months ended September 30, 2025, primarily associated with our Canadian dollar denominated revolver borrowings.
2. Excludes 1,071,038 weighted average shares of unvested restricted common stock for the three months ended September 30, 2025.
3. Excludes $0.3 million from the numerator for the three months ended September 30, 2025, related to dividends declared on shares of unvested restricted common stock.

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BNL Investor Day | December 2025

# GAAP Reconciliations

## EBITDA, EBITDAre, Adjusted EBITDAre, Net Debt to Annualized Adjusted EBITDAre

| | September 30, 2025 | June 30, 2025 | March 31, 2025 | December 31, 2024 | September 30, 2024 |
|---|---|---|---|---|---|
| **Debt** | | | | | |
| Unsecured revolving credit facility | $ 95,824 | $ 197,880 | $ 174,122 | $ 93,014 | $ 125,482 |
| Unsecured term loans, net | 994,550 | 994,028 | 893,505 | 897,201 | 896,887 |
| Senior unsecured notes, net | 1,190,315 | 846,441 | 846,252 | 846,064 | 845,875 |
| Mortgages, net | 57,168 | 75,685 | 76,260 | 76,846 | 77,416 |
| Debt issuance costs | 15,171 | 9,578 | 10,300 | 6,802 | 7,314 |
| **Gross Debt** | **2,353,028** | **2,123,612** | **2,000,439** | **1,919,927** | **1,952,974** |
| Cash and cash equivalents | (81,966) | (20,784) | (9,605) | (14,845) | (8,999) |
| Restricted cash | (1,354) | (1,192) | (1,428) | (1,148) | (2,219) |
| **Net Debt** | **2,269,708** | **2,101,636** | **1,989,406** | **1,903,934** | **1,941,756** |
| Estimated net proceeds from forward equity agreements (1) | (37,257) | (37,722) | (38,124) | (38,514) | (38,983) |
| **Pro Forma Net Debt** | **$ 2,232,451** | **$ 2,063,914** | **$ 1,951,282** | **$ 1,865,420** | **$ 1,902,773** |

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | September 30, 2025 | June 30, 2025 | March 31, 2025 | December 31, 2024 | September 30, 2024 |
| **Net income** | **$ 27,065** | **$ 19,830** | **$ 17,493** | **$ 27,607** | **$ 37,268** |
| Depreciation and amortization | 40,246 | 42,575 | 39,497 | 42,987 | 38,016 |
| Interest expense | 28,230 | 21,112 | 20,074 | 19,565 | 18,178 |
| Income taxes | 208 | 199 | 355 | 527 | 291 |
| **EBITDA** | **$ 95,749** | **$ 83,716** | **$ 77,419** | **$ 90,686** | **$ 93,753** |
| Provision for impairment of investment in rental properties | 6,999 | 11,939 | 16,128 | 17,690 | 1,059 |
| Gain on sale of real estate | (3,259) | (566) | (405) | (8,197) | (2,441) |
| **EBITDAre** | **$ 99,489** | **$ 95,089** | **$ 93,142** | **$ 100,179** | **$ 92,371** |
| Adjustment for current quarter investment activity 2 | 1,797 | 573 | 978 | 28 | 4,080 |
| Adjustment for current quarter disposition activity 3 | (257) | (490) | (135) | (11) | (66) |
| Adjustment to exclude non-recurring and other expenses 4 | (177) | (332) | 44 | 348 | (201) |
| Adjustment to exclude net write-offs of accrued rental income | 755 | 3 | 2,228 | 120 | — |
| Adjustment to exclude realized / unrealized foreign exchange (gain) loss | (1,312) | 3,445 | 322 | (4,699) | 942 |
| Adjustment to exclude cost of debt extinguishment | — | — | 166 | — | — |
| Adjustment to exclude other income from real estate transactions | (43) | (46) | (63) | (1,183) | (887) |
| **Adjusted EBITDAre** | **$ 100,252** | **$ 98,242** | **$ 96,682** | **$ 94,782** | **$ 96,239** |
| Estimated revenues from developments 5 | 2,544 | 1,629 | 631 | 334 | — |
| **Pro Forma Adjusted EBITDAre** | **$ 102,796** | **$ 99,871** | **$ 97,313** | **$ 95,116** | **$ 96,239** |
| Annualized EBITDAre | $ 397,956 | $ 380,356 | $ 372,568 | $ 400,716 | $ 369,484 |
| Annualized Adjusted EBITDAre | 401,008 | 392,968 | 386,728 | 379,128 | 384,956 |
| Pro Forma Annualized Adjusted EBITDAre | 411,184 | 399,484 | 389,252 | 380,464 | 384,956 |
| | | | | | |
| **Net Debt to Annualized Adjusted EBITDAre** | **5.7x** | **5.3x** | **5.1x** | **5.0x** | **5.0x** |
| **Pro Forma Net Debt to Annualized Adjusted EBITDAre** | **5.4x** | **5.2x** | **5.0x** | **4.9x** | **4.9x** |

1. Represents pro forma adjustment for estimated net proceeds from forward sale agreements that have not settled as if they have been physically settled for cash as of the period presented.
2. Reflects an adjustment to give effect to all investments during the quarter, including developments that have reached rent commencement, as if they had been made as of the beginning of the quarter.
3. Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.
4. Amounts include less than $0.2 million of accelerated lease intangible amortization during the three months ended September 30, 2025.
5. Represents estimated contractual revenues based on in-process development spend to-date.

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BNL Investor Day | December 2025